UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

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Altimmune, Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Altimmune, Inc.

910 Clopper Road, Suite 201S

Gaithersburg, Maryland, 20878

July 26, 2018

To the Stockholders of Altimmune, Inc.:

You are invited to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Altimmune, Inc. (the “Company”) scheduled for Thursday, August 30, 2018 at 10:00 a.m., Eastern Time, at the offices of Proskauer Rose LLP, 1001 Pennsylvania Avenue NW, Washington, D.C. 20004. The Company’s Board of Directors and management look forward to seeing you.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement, which you are urged to read carefully.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please cast your vote via the Internet or telephone or complete, sign, date and return the proxy card in the pre-addressed envelope that we have included for your convenience. If you hold your shares in a stock brokerage account, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote via the Internet or by telephone.

On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

Mitchel Sayare, Ph.D.
Executive Chairman

Altimmune, Inc.

910 Clopper Road, Suite 201S

Gaithersburg, Maryland 20878

NOTICE OF

2018 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Altimmune, Inc.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Altimmune, Inc., a Delaware corporation (the “Company”), will be held on Thursday, August 30, 2018, at 10:00 a.m., Eastern Time, at the offices of Proskauer Rose LLP, 1001 Pennsylvania Avenue NW, Washington, D.C. 20004.

At the Annual Meeting we will:

1. vote to elect the seven nominees named in the attached Proxy Statement as members of the Company’s Board of Directors for terms expiring at the 2019 Annual Meeting of Stockholders;

2. vote to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

3. hold an advisory vote on the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement;

4. vote to approve an amendment to the Company’s 2017 Omnibus Incentive Plan (the “2017 Incentive Plan”);

5. vote to approve, for purposes of complying with Nasdaq Listing Rules 5635(d) and 5635(b), to approve the issuance of shares of our Common Stock pursuant to the terms of certain exchange agreements between the Company and the investors named therein;

6. vote to approve and adopt an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000;

7. vote to approve and adopt an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock at a ratio in the range of 1-for-5 to 1-for-30, such ratio to be determined in the discretion of our Board of Directors;

8. vote to approve the authorization to adjourn the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

9. transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.

These items are more fully described in the Company’s Proxy Statement accompanying this Notice.

The record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof, was the close of business on July 23, 2018. You have the right to receive this Notice and vote at the Annual Meeting if you were a stockholder of record at the close of business on July 23, 2018. Please remember that your shares cannot be voted unless you cast your vote by one of the following methods: (1) vote via the Internet or call the toll-free number as indicated on the proxy card; (2) sign and return a paper proxy card; or (3) vote in person at the Annual Meeting.

By Order of the Board of Directors,

Mitchel Sayare, Ph.D.
Executive Chairman

Gaithersburg, Maryland

July 26, 2018

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND COMPLETE AND SUBMIT YOUR PROXY CARD VIA THE INTERNET OR SIGN AND DATE YOUR PAPER PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. ALTERNATIVELY, YOU MAY BE ABLE TO SUBMIT YOUR PROXY BY TOUCH-TONE PHONE AS INDICATED ON THE PROXY CARD.

Altimmune, Inc.

910 Clopper Road, Suite 201S

Gaithersburg, Maryland 20878

PROXY STATEMENT for the

2018 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, August 30, 2018

GENERAL INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of Altimmune, Inc., a Delaware corporation (“Altimmune”, the “Company”, “we” or “our”), to be used at our 2018 Annual Meeting of Stockholders (the “Annual Meeting”) scheduled for Thursday, August 30, 2018, at 10:00 a.m., Eastern Daylight Time, at the offices of Proskauer Rose LLP, 1001 Pennsylvania Avenue NW, Washington, D.C. 20004.

This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card are first being mailed to stockholders on or about July 26, 2018. Whenever we refer in this Proxy Statement to the “Annual Meeting,” we are also referring to any meeting that results from any postponement or adjournment of the August 30, 2018 meeting.

Holders of record of our Common Stock, par value $0.0001 per share (“Common Stock”), at the close of business on July 23, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On that date, there were 38,506,650 shares entitled to be voted.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote via the Internet or telephone or execute the attached paper proxy card, the individuals designated will vote your shares according to your instructions. If any matter other than the Proposals listed in the Notice of Annual Meeting of Stockholders is presented at the Annual Meeting, the designated individuals will, to the extent permissible, vote all proxies in the manner they perceive to be in the best interests of the Company.

If you indicate when voting via the Internet that you wish to vote as recommended by the Board or if you execute the enclosed paper proxy card but do not give instructions, your proxy will be voted as follows: (1) FOR the election of the nominees for director named herein, (2) FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018, (3) FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement, (4) FOR approval of an amendment to the Company’s 2017 Omnibus Incentive Plan (the “2017 Incentive Plan”), (5) FOR the approval of the issuance of shares of our Common Stock for purposes of complying with Nasdaq Listing Rules 5635(d) and 5635(b), (6) FOR the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of Common Stock from 100,000,000 to 200,000,000, (7) FOR the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio in the range of 1-for-5 to 1-for-30, (8) FOR the authorization to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the forgoing proposals if there are not sufficient votes to approve the proposals, and (9) in accordance with the discretion of the persons appointed as proxies with respect to any other matters that properly come before the Annual Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, see the information under the heading Voting — Broker authority to vote.

Information on how you may vote at the Annual Meeting (such as granting a proxy that directs how your shares should be voted, or attending the Annual Meeting in person), as well as how you can revoke a proxy, is contained in this Proxy Statement under the headings Solicitation of Proxies and Voting.

Our Proxy Statement and 2017 Annual Report to Stockholders are available at

https://materials.proxyvote.com/02155H

SOLICITATION OF PROXIES

General

The attached proxy card allows you to instruct the designated individuals how to vote your shares. You may vote in favor of, against, or abstain from voting on any proposal except for Proposal 1. With respect to Proposal 1 (the election of directors), you may, if you desire, indicate on the proxy card that you are not authorizing the designated individuals to vote your shares for one or more of the nominees.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by our directors, officers, employees or agents. The solicitation of proxies is being made primarily by mail and through the internet, but directors, officers, employees, and contractors retained by the Company may also engage in the solicitation of proxies by telephone. The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies, at a cost to the Company for basic services of approximately $12,500, plus out-of-pocket expenses. Depending upon the circumstances, the scope of services to be provided by Innisfree may expand, and the cost would be expected to increase correspondingly.

VOTING

Stockholders entitled to vote and shares outstanding

Each stockholder is entitled to one vote for each share of Common Stock held on each matter submitted to a vote at the Annual Meeting. As of the Record Date, 38,506,650 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting.

How to vote

Submitting a proxy via mail, the Internet or telephone

You may vote by calling the toll-free telephone number listed on the proxy card or visiting the website address listed on the proxy card. If you choose to submit your proxy with voting instructions by telephone or through the Internet, you will be required to provide your assigned control number noted on the Notice before your proxy will be accepted. In addition to the instructions that appear on the Notice, step-by-step instructions will be provided by recorded telephone message or at the designated website on the Internet. Votes submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time, on Wednesday, August 29, 2018 in order for them to be counted at the Annual Meeting.

If you are a stockholder of record, or otherwise received a printed copy of the proxy materials, in addition to the methods described above, you may also submit your proxy with voting instructions by mail by following the instructions set forth on the proxy card included with the proxy materials. Specifically, if you are a stockholder of record on the Record Date, you may vote by mailing your proxy card, with voting instructions, to the address listed on your proxy card.

Voting your shares in person at the Annual Meeting

For Shares Directly Registered in the Name of the Stockholder: You may vote in person at the Annual Meeting; however, we encourage you to vote by proxy card, via the Internet or by telephone even if you plan to attend the meeting. If you plan to attend the Annual Meeting, you will need to bring government issued identification.

For Shares Registered in the Name of a Brokerage Firm or Bank: In order to vote at the Annual Meeting, you must contact the brokerage firm or bank in whose name your shares are registered to obtain a proxy and bring it to the Annual Meeting. In order to attend the Annual Meeting you will need to bring an account statement or other acceptable evidence of ownership of Common Stock as of the close of business on July 23, 2018.

Revoking a proxy

A proxy that was submitted via the Internet, by telephone or by mail may be revoked at any time before it is exercised by (1) executing a later-dated proxy card via the Internet or by telephone; (2) subsequently sending another proxy bearing a later date; (3) attending the Annual Meeting and voting in person by ballot; or (4) giving written notice revoking the proxy to our Corporate Secretary at Altimmune, Inc., 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878.

If your shares are registered in the name of a brokerage firm or bank, you must contact your brokerage firm or bank to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the meeting.

Your attendance at the Annual Meeting in and of itself will not automatically revoke a proxy that was submitted via the Internet, by telephone or by mail.

Broker authority to vote

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and Internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the Annual Meeting, but you must bring an account statement or other acceptable evidence of ownership of our Common Stock as of the close of business on July 23, 2018. You must obtain a proxy from the holder of record of your shares in order to vote in person at the Annual Meeting.

If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes only on routine matters, such as the ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-routine” matters without such voting instructions, such as the election of directors. A “broker non-vote” occurs when a beneficial owner has not provided voting instructions and the broker holding shares for the beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal. Proposal 2, Proposal 6, Proposal 7 and Proposal 8 are considered “routine” proposals for this purpose.

Quorum

A quorum is required for the conduct of business at the meeting. The presence at the meeting, in person or by proxy, of the holders of shares having a majority of the voting power represented by all outstanding shares entitled to vote generally for the election of directors will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as abstentions, if any, and broker non-votes (as described above) will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. If we do not have a quorum, we may adjourn the Annual Meeting to a later date.

Votes necessary to approve each proposal

Election of Directors. The election of directors pursuant to Proposal 1 will require the affirmative vote of the plurality of the shares of Common Stock voted at the Annual Meeting, either in person or by proxy. This means that the seven nominees receiving the most votes will be elected as directors. With respect to Proposal 1, you may vote in favor of a particular nominee or elect to withhold your vote from a particular nominee.

Other Items. For the ratification of our independent registered public accounting firm (Proposal 2), the adoption of a resolution approving on a non-binding, advisory basis the compensation of the Company’s named executive officers (Proposal 3), the approval of the amendment to the 2017 Incentive Plan (Proposal 4), the approval of the issuance of our Common Stock pursuant to certain exchange agreements (Proposal 5), and approval of the authorization to adjourn the Annual Meeting (Proposal 8), the affirmative vote of a majority of the votes cast is required to approve each of these proposals. This means that the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal. Abstentions and broker non-votes are not considered votes cast for the forgoing purpose, and will have no effect on Proposal 3, Proposal 4, or Proposal 5. Proposal 2 and Proposal 8 are considered “routine” for these purposes. Accordingly, abstentions will have no effect on Proposal 2 or Proposal 8, and there will be no broker non-votes on these proposals. In addition, pursuant to Nasdaq Listing Rule 5635(d) and applicable guidance, the Investors (as defined below) are not entitled to vote the shares of our Common Stock that have been issued pursuant to certain Exchange Agreements (as defined below in Proposal 5) with respect to Proposal 5.

For the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of Common Stock (Proposal 6) or to effect the reverse stock split (Proposal 7), the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote will be required to approve these proposals. Abstentions and broker non-votes (if any) will have the same effect as negative votes for Proposal 6 and Proposal 7.

Certain stockholder-related matters

We do not know of any stockholder proposals that may be properly presented at the Annual Meeting. For information regarding inclusion of stockholder proposals in our 2019 Annual Meeting of Stockholders Proxy Statement, see the information in this Proxy Statement under the section heading Other Matters — Stockholder proposals for 2019 Annual Meeting.

About the Merger

On May 4, 2017, we completed our merger with privately-held Altimmune, Inc. (“Private Altimmune”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated January 18, 2017 (as amended, the “Merger Agreement”), whereby one of our wholly owned subsidiaries merged with and into Private Altimmune, with Private Altimmune surviving as our wholly owned subsidiary (the “Merger”). In connection with the Merger, we changed our name from PharmAthene, Inc. to Altimmune, Inc. In connection with the closing of the Merger, our Common Stock began trading on The NASDAQ Global Market under the ticker symbol “ALT.”

Pursuant to the terms of the Merger Agreement, our former executive officers and several of the members of our Board resigned, and our current executive officers and new members of our Board were appointed to their applicable offices, concurrent with the closing of the Merger. Throughout this Proxy Statement we primarily discuss our current executive officers and members of our Board, but in some contexts our former executive officers and Board members prior to the Merger are also discussed.

Also on May 4, 2017, in connection with and prior to the completion of the Merger, we effected a 1-for-10 reverse stock split of our Common Stock (the “Reverse Stock Split”). Under the terms of the Merger Agreement, we issued shares of our Common Stock to Private Altimmune’s stockholders, at an exchange rate of 0.749106 shares of Common Stock in exchange for each share of Private Altimmune Common Stock outstanding immediately prior to the Merger. We also assumed all of Private Altimmune’s outstanding stock options and warrants, with such stock options and warrants going forward representing the right to purchase a number of shares of our Common Stock equal to 0.749106 multiplied by the number of shares of Private Altimmune’s Common Stock previously represented by such stock options and warrants, as applicable.

Except where the context indicates otherwise, references to “we,” “us,” “our,” “Altimmune” or the “Company” refer, for periods prior to the completion of the Mergers, to Private Altimmune and its subsidiaries, and for periods following the completion of the Mergers to the combined company and its subsidiaries.

AVAILABILITY OF CERTAIN DOCUMENTS

Householding of Annual Meeting materials

The Company and some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and their accompanying documents. This means that only one copy of our Proxy Statement is sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at Altimmune, Inc., 901 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878 or (240) 654-1450. If you want to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Additional information

We are required to file annual, quarterly and current reports, proxy statements and other reports with the U.S. Securities and Exchange Commission (“SEC”). Copies of these filings are available through our Internet website at www.altimmune.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report for the year ended December 31, 2017, without charge to any stockholder upon written or oral request to our Investor Relations Department at Altimmune, Inc., 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878 or (240) 654-1450.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at the contact listed below:

INNISFREE M&A INCORPORATED

Stockholders call toll free: (888) 750-5834

Banks and brokers call collect: (212) 750-5833

PROPOSAL 1 — ELECTION OF DIRECTORS

The first proposal to be voted on at the Annual Meeting is the election of directors. Our Board currently consists of seven directors: Mitchel Sayare, Ph.D. (Executive Chairman), William J. Enright, David J. Drutz, M.D., John M. Gill, Philip L. Hodges, Klaus O. Schafer, M.D., MPH and Derace L. Shaffer, M.D. Mr. Enright is also our President and CEO, and our other six directors are not our employees. As previously disclosed, Dr. Shaffer is not standing for reelection as a member of the Board, and his term will expire at the conclusion of the Annual Meeting. The Board has nominated Wayne Pisano for election to the Board, whose Board service would commence upon his election at the Annual Meeting. The directors and director nominees will be elected for a term that begins at the Annual Meeting and ends at the 2019 Annual Meeting of Stockholders. Each director and director nominee will hold office until such director’s successor has been elected and qualified, or until such director’s earlier resignation or removal.

Vote Required

If you sign the enclosed proxy card and return it to the Company, your proxy will be voted FOR all director nominees, for terms expiring at the 2019 Annual Meeting of Stockholders, unless you specifically indicate on the proxy card that you are withholding a vote from one or more of the nominees. Abstentions and broker non-votes will have no effect on the election of our director nominees.

Directors are elected by a plurality of the votes cast. Accordingly, the seven nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Board recommendation

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES:

Mitchel Sayare, Ph.D., Executive Chairman

William J. Enright

David J. Drutz, M.D.

John M. Gill

Philip L. Hodges

Wayne Pisano

Klaus O. Schafer, M.D., MPH

Each of these nominees, except for Mr. Pisano, is currently serving as a director on our Board, and each nominee has agreed to continue to serve on the Board if he or she is elected at the Annual Meeting. If any nominee is unable (or for good cause declines) to serve as a director at any time before the Annual Meeting, proxies may be voted for the election of a qualified substitute designated by the current Board, or else the size of the Board will be reduced accordingly. Biographical information about each of the nominees is included below under Director information.

Qualifications for director nominees

Candidates for Board consideration should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated, and will be selected based upon contributions they can make to the Company. A director must have an exemplary reputation and record for honesty in his or her personal dealings and business or professional activity. All directors must demonstrate strong leadership skills and should possess a basic understanding of financial matters; have an ability to review and understand the Company’s financial and other reports; and be able to discuss such matters intelligently and effectively. He or she also needs to exhibit qualities of independence in thought and action. A candidate should be committed first and foremost to the interests of the stockholders of the Company. Persons who represent a particular special interest, ideology, narrow perspective or point of view would not, therefore, generally be considered good candidates for election to our Board. The key experience, qualifications and skills each of our directors brings to the Board that are important in light of our business are included in their individual biographies below.

Our Corporate Governance Guidelines require the Board’s Nominating and Corporate Governance Committee to review the qualifications of the directors and the composition of the Board as a whole, and the Nominating and Corporate Governance Committee seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. This assessment includes not only the independence of the directors, but consideration of required minimum qualifications, skills, expertise and experience in the context of the needs of the Board and its ability to oversee the Company’s business.

Director information

At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the persons named below to serve as directors of the Company for a term beginning at the Annual Meeting and ending at the 2019 Annual Meeting of Stockholders. The date of commencement of service as a director refers to the Board of Directors of PharmAthene, Inc. prior to the closing of the Mergers in May 2017, and the Board of the Company from and after the closing of the Mergers.

Mitchel Sayare, Ph.D. Director since April 2010	Mitchel Sayare, Ph.D. (70) has been a member of the Board of Directors since April 2010. Dr. Sayare became Chairman of the Board in January of 2018 and was appointed Executive Chairman in June 2018. Until 2010, Dr. Sayare served as the Chairman of the Board of public company ImmunoGen, Inc. (a position he had held since 1989). In addition, he served as ImmunoGen’s Chief Executive Officer from 1986 to December 31, 2009, and as its President from 1986 to 1992, and from 1994 to July 2008. Prior to joining ImmunoGen, he served as Vice President of Development of Xenogen from 1982 to 1985. Prior to that he was Assistant Professor of Biophysics and Biochemistry at the University of Connecticut. Dr. Sayare earned a Ph.D. in biochemistry from Temple University School of Medicine. Dr. Sayare is a director of Boston IVF, Inc. and Advanced Aesthetic Technologies, Inc., both privately-held companies. Dr. Sayare was chosen to serve as a director of Altimmune because of his substantial experience as a board member and executive officer of biotechnology companies.

William J. Enright Director since May 2017

William J. Enright (55) currently serves as our President and CEO, and prior to the completion of the Merger he served as president and CEO of Private Altimmune. He joined Private Altimmune as CEO and a member of its board of directors in June 2008 and was named President shortly thereafter. Mr. Enright brings more than 28 years of experience in a variety of positions within the life science and biotech industries. Prior to joining Private Altimmune, Mr. Enright spent six years with GenVec, Inc. (NASDAQ: GNVC) with increasing responsibilities culminating in the Head of Business Development. Mr. Enright was responsible for helping to build GenVec’s vaccine business including generating approximately $140 million of funding for vaccine-related initiatives and moving four vaccines into clinical development. Prior to GenVec, Mr. Enright was a self-employed consultant providing business development and strategic marketing services to academic institutions and a number of small to mid-size life science companies. Prior to becoming a consultant, and after spending several years as a bench scientist at SUNY at Buffalo, Mr. Enright spent 12 years with Life Technologies, Inc., working in various licensing, business management, manufacturing and research roles. Mr. Enright received a Master of Arts in Biology from SUNY at Buffalo and a Master of Science in Business Management from Johns Hopkins University.

David J. Drutz, M.D. Director Since May 2017	David J. Drutz, M.D. (80) was appointed to our Board in connection with the completion of the Merger in May 2017, and first elected to Private Altimmune’s board of directors in January 2010 and as Board Chairman in October 2011. Dr. Drutz is the President of Pacific Biopharma Associates, a biopharmaceutical consulting company that he founded in 1999. From 2008-2015, he served variously as Director, CEO, Executive Chairman and Chief Medical Officer of DARA BioSciences (NASDAQ:DARA), an oncology supportive care company located in Raleigh, NC. He served previously as Chairman of Tranzyme (NASDAQ:TZYM; 2000-2010); and Director of MethylGene (TSX:MYG; 2000-2010) and Gentris Corporation (2007-2014). From 1999-2008 he was a general partner with Pacific Rim Ventures, a Tokyo-based venture capital firm. Dr. Drutz’s management experience includes tenures as VP Biological Sciences and VP Clinical Research at Smith Kline & French Laboratories; VP Clinical Development at Daiichi Pharmaceutical Corporation; and CEO of Inspire Pharmaceuticals (1995-1998) and Sennes Drug Innovations (1994-1995). Earlier, Dr. Drutz was Professor of Medicine, Chief of the Division of Infectious Diseases, and the founder of the NSF Center for Cell Regulation at the UT Health Science Center, San Antonio. Dr. Drutz received his M.D. from the University of Louisville School of Medicine and postgraduate training in internal medicine and infectious diseases at Vanderbilt University School of Medicine, serving subsequently as a research medical officer in the U.S. Navy (LCDR, USNR). He is certified by the American Board of Internal Medicine; a fellow of the American College of Physicians and the Infectious Diseases Society of America; a member of Alpha Omega Alpha, the American Society of Clinical Oncology and the American Society for Clinical Investigation; and the author of more than 200 peer-reviewed publications in the area of infectious diseases. Dr. Drutz brings significant experience in biotechnology investment and as a physician to Altimmune’s board of directors.

John M. Gill Director since August 2007	John M. Gill (66) served as PharmAthene’s President and Chief Executive Officer from March 2015 until the completion of the Merger in May 2017. From 2003 to 2013, Mr. Gill served as the President, Chief Executive Officer, co-founder and a Director of TetraLogic Pharmaceuticals Corporation, a public biopharmaceutical company. Mr. Gill has previously held positions at 3-Dimensional Pharmaceuticals and SmithKline Beecham. After serving in the United States Marine Corps, Mr. Gill earned a B.A. from Rutgers University. Mr. Gill was chosen to serve as a director of Altimmune because of his executive and board experience in the pharmaceutical industry and his substantial financial knowledge and expertise.

Philip L. Hodges Director since May 2017	Philip L. Hodges (50) was appointed to our Board in connection with the completion of the Merger in May 2017, and was first elected to Private Altimmune’s board of directors in September 2003. Mr. Hodges is Managing Partner of Redmont Capital, a private equity firm located in Birmingham, Alabama, which he joined at its inception in 1997. Redmont Capital is a co-founder of Altimmune. Mr. Hodges’ investment strategy is focused on high-growth small businesses within the health care, life science and technology sectors. He currently serves as a director for several of the firm’s portfolio companies. Mr. Hodges holds a Bachelor of Science in Business Administration from the Brock School of Business at Samford University. Mr. Hodges brings significant experience as a life science investor and co-founder to Altimmune’s board of directors.

Wayne Pisano Director nominee	Wayne Pisano (63) has been nominated to join our Board of Directors if elected by our stockholders at the Annual Meeting. Mr. Pisano joined the board of directors of Provention Bio, Inc., a biopharmaceutical company, in April of 2018, and has served on the board of directors of Immunovaccine Inc., a biopharmaceutical company, since October 2011, and Oncolytics, Inc., a biotechnology company, since May 2013. Mr. Pisano served as president and CEO of VaxInnate, a biotechnology company, from January 2012 until November 2016. Mr. Pisano joined Sanofi Pasteur in 1997 and was promoted to President and CEO in 2007, the position he successfully held until his retirement in 2011. He has a bachelor’s degree in biology from St. John Fisher College, New York and an MBA from the University of Dayton, Ohio. The Board believes that Mr. Pisano’s depth of experience across the spectrum of commercial operations, public immunization policies and pipeline development will make him a valuable member of our Board of Directors.

Klaus O. Schafer, M.D., MPH Director since May 2017	Brigadier General (ret.), Klaus O. Schafer, M.D., MPH, (68) has over 35 years of healthcare leadership experience, having held senior positions in government and industry. He has been a board of directors member since May 2017. He previously held the position of Deputy Assistant to the Secretary of Defense for chemical and biological defense, overseeing the Department’s $1.0 billion program for vaccine, therapeutics, medical device and sensor development against biothreats. He retired from the Air Force as a Brigadier General in the role of Assistant Surgeon General for medical readiness, science and technology. He has managed all aspects of large integrated health care delivery systems, from clinical care, to running clinics and hospitals, managing budgets, professional staffs and large science and technology portfolios. He has private sector business experience in imaging technology, as CEO and co-founder of TessArae LLC, a biotech medical device company. Most recently he held the position of Chief Medical Officer and client executive for health at CACI International. He has been an independent consultant since 2002 and has served as advisory board member to a number of biotech and health related companies. Dr. Schafer earned his Doctor of Medicine and Surgery at the University of Iowa, medical boards in family practice and aerospace medicine in the Air Force, a Master of Public Health at the University of Texas, a Master of Science at the Dwight D. Eisenhower School of National Security and Resource Strategy. His broad experience base relevant to Altimmune’s core technology makes him an excellent board member candidate.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director independence

The Board of Directors has determined that each of Drs. Drutz and Schafer, Mr. Hodges, and our director nominee Mr. Pisano, currently meet the independence requirements contained in the NASDAQ listing standards and applicable tax and securities rules and regulations. None of these three non-employee directors or our director nominee has a relationship with the Company or its subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In compliance with the NASDAQ listing standards, we have a Board of Directors comprised of a majority of independent directors. The NASDAQ listing standards have both objective tests and a subjective test for determining who is an “independent director.” The objective tests state, for example, that a director is not considered independent if he is an employee of the Company or is a partner in or controlling stockholder or executive officer of an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year. The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Other than Mr. Gill, none of the non-employee directors nor our director nominee were disqualified from “independent” status under the objective tests. In assessing independence under the subjective test, the Board took into account the standards in the objective tests, and reviewed and discussed additional information provided by the directors and nominee with regard to each director’s business and personal activities as they may relate to Altimmune’s management. Based on all of the foregoing, as required by the NASDAQ listing standards, the Board made a substantive determination as to each of the non-employee directors, other than Dr. Sayare, that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has not established categorical standards or guidelines to make these subjective determinations, but considers all relevant facts and circumstances.

In addition to Board-level standards for director independence, the directors who serve on the Audit Committee and the Compensation Committee each satisfy standards established by the SEC and the NASDAQ listing rules providing that to qualify as “independent” for purposes of membership on the Audit Committee or the Compensation Committee, members of such committees may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation. Also, each of the directors who serve on the Compensation Committee has been determined to be a “non-employee director” for purposes of the applicable SEC rules and regulations and an “outside director” for purposes of the applicable tax rules.

In making its independence determinations, the Board considered transactions occurring since the beginning of 2015 between the Company and entities associated with the independent directors or members of their immediate family. In each case, the Board determined that, because of the nature of the director’s relationship with the entity and/or the amount involved, the relationship did not impair the director’s independence.

We do not have a director tenure requirement, as we believe our efforts to regularly refresh the Board with new directors, as well as natural turnover, has achieved the appropriate balance between maintaining longer-term directors with deep institutional knowledge and new directors who bring new perspectives and diversity to our Board. Notwithstanding this belief and the fact that our corporate governance guidelines and NASDAQ Global Market rules do not deem long-tenured directors to be non-independent, our Board reviews director tenure in connection with its director independence determinations.

How nominees to our Board are selected

Candidates for election to our Board of Directors are nominated by our Nominating and Corporate Governance Committee and ratified by our full Board of Directors for nomination to the stockholders. The Nominating and Corporate Governance Committee operates under a charter, which is available on our corporate website at www.altimmune.com.

The Nominating and Corporate Governance Committee will give due consideration to candidates recommended by stockholders. Stockholders may recommend candidates for the Nominating and Corporate Governance Committee’s consideration by submitting such recommendations directly to the Nominating and Corporate Governance Committee as described below under Communicating with our Board members. In making recommendations, stockholders should be mindful of the discussion of minimum qualifications set forth above under Qualifications for director nominees. However, just because a recommended individual meets the minimum qualification standards does not imply that the Nominating and Corporate Governance Committee will necessarily nominate the person so recommended by a stockholder. The Nominating and Corporate Governance Committee may also engage outside search firms to assist in identifying or evaluating potential nominees.

Board leadership structure

Currently, Dr. Sayare serves as the Executive Chairman of the Board and Mr. Enright is the Company’s President and CEO. The Board believes that having different individuals serving in the separate roles of Chairman of the Board and CEO is in the best interest of stockholders in the Company’s current circumstances because it reflects the CEO’s responsibility over management of the Company’s operations and the Executive Chairman’s oversight of board functions, strategic development and financial stability.

Board committees

The Audit Committee of our Board reviews, acts on and reports to our Board with respect to various auditing and accounting matters, including the recommendation of our independent registered public accounting firm, the scope of the annual audits, the fees to be paid to the independent registered public accounting firm, the performance of the independent registered public accounting firm and our accounting practices. The Audit Committee currently consists of Messrs. Hodges (Chair) and Gill, and Drs. Schafer and Shaffer. Dr. Schaffer’s term on the Audit Committee will come to an end after the conclusion of the Annual Meeting. The Board has determined that each member of the Audit Committee, other than Mr. Gill, is an independent director in accordance with NASDAQ listing standards and that each of Messrs. Hodges and Gill is an Audit Committee financial expert, as defined by SEC guidelines and as required by the applicable NASDAQ listing standards. Mr. Gill is not independent under the NASDAQ listing standards due to his service as Chief Executive Officer of PharmAthene prior to the Merger. However, the Board has determined that Mr. Gill satisfies the specific independence criteria set forth in Section 10A(m)(3)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder, and that his membership on the Audit Committee is in the best interest of the Company and its stockholders due to Mr. Gill’s substantial experience and expertise in financial accounting, internal control and audit committee processes. For information regarding the experience and qualifications of our Audit Committee financial experts, see the information in this Proxy Statement under the section heading Proposal 1 — Election of Directors — Director information.

The Compensation Committee of the Board recommends, reviews and oversees the salaries, benefits and equity incentive plans for our employees, consultants, directors (other than non-employee directors) and other individuals whom we compensate. The Compensation Committee also administers our compensation plans. The Compensation Committee currently consists of Drs. Drutz (Chair) and Schaffer, and Mr. Hodges. Dr. Schaffer’s term on the Compensation Committee will come to an end after the conclusion of the Annual Meeting. The Board has determined that each member of the Compensation Committee is an “independent director” in accordance with NASDAQ listing standards, a “non-employee director” under the applicable SEC rules and regulations and an “outside director” under the applicable tax rules. The Compensation Committee may form subcommittees and delegate authority to such subcommittees or individuals as it deems appropriate.

The Nominating and Corporate Governance Committee of the Board selects nominees for director positions to be recommended by our Board for election as directors and for any vacancies in such positions, develops and recommends for our Board the Corporate Governance Guidelines of the Company and oversees the annual review of the performance of the Board, each director and each committee. The Nominating and Corporate Governance Committee currently consists of Mr. Hodges (Chair), and Drs. Drutz and Schafer. The Board has determined that each member of the Nominating and Corporate Governance Committee is an independent director in accordance with NASDAQ listing standards.

Meetings and attendance

During the fiscal year ended December 31, 2017, the Board held nine meetings and the Board Committees held a total of 12 meetings. Each incumbent director attended all of the meetings of the Board and the Board Committees of which he was a member during the period he served as a director in fiscal year 2017. The Company has no specific policy regarding director attendance at its Annual Meeting. Generally, however, Board meetings are held immediately preceding and following the Annual Meeting, with directors attending the Annual Meeting. Our 2017 Annual Meeting was attended by all of our directors.

Board involvement in risk oversight

The Company’s management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing the Company’s risk exposures on a day-to-day basis. The Board’s responsibility is to monitor the Company’s risk management processes by informing itself of the Company’s material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board is not responsible, however, for defining or managing the Company’s various risks.

The Board of Directors monitors management’s responsibility for risk oversight through regular reports from management to the Audit Committee and the full Board. Furthermore, the Audit Committee reports on the matters discussed at the committee level to the full Board. The Audit Committee and the full Board focus on the material risks facing the Company, including strategic, operational, legal and regulatory risks, to assess whether management has reasonable controls in place to address these risks. In addition, the Compensation Committee is charged with reviewing and discussing with management whether the Company’s compensation arrangements are consistent with effective controls and sound risk management. Finally, risk management is a factor that the Board and the Nominating and Corporate Governance Committee consider when determining who to nominate for election as a director of the Company and which directors serve on the Audit Committee. The Board believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

Code of Business Conduct and Ethics and other governance documents

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all officers, directors and employees and consultants. The Code of Ethics, as well as any amendments to, or waivers under, the Code of Ethics as it applies to the Company’s officers, can be accessed in the Investor Relations — Corporate Governance section of our website at www.altimmune.com.

You may also obtain a copy of these documents by writing to Altimmune, Inc., 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878, Attention: Investor Relations.

Copies of the charters of our Board’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, as well as a copy of the Company’s Corporate Governance Guidelines, can be accessed in the Investor Relations — Corporate Governance section of our website.

Communicating with our Board members

Although our Board of Directors has not adopted a formal process for stockholder communications with the Board, we make every effort to ensure that the views of stockholders are heard by the Board or by individual directors, as applicable, and we believe that this has been an effective process to date. Stockholders may communicate with the Board by sending a letter to the Altimmune, Inc. Board of Directors, c/o Corporate Secretary, 901 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878. The Corporate Secretary will receive the correspondence and forward it to the Chairman of the Board, or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the General Counsel has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

In addition, any person, whether or not an employee, who has a concern regarding the conduct of the Company or our employees, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner, communicate that concern in writing by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, at our corporate headquarters address, which is 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878.

Director Compensation for Fiscal Year 2017

The table below sets forth the compensation received by each of our non-employee directors for the fiscal year ended December 31, 2017. Drs. Runge and St. Peter and Mr. Richman resigned from the Board in connection with the Merger. Dr. Schaffer’s term on the Board will expire at the end of the Annual Meeting. Messrs. Enright’s and Gill’s compensation for fiscal year 2017 is included in the “Summary Compensation Table” in the “Executive Compensation” section below.

Name (1)	Fees earned or paid in cash ($) (2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mitchel Sayare, Ph.D.	86,883	—	31,731	—	—	—	118,614
David J. Drutz, M.D.	139,168	—	31,731	—	—	—	170,899
Philip L. Hodges	38,058	—	31,731	—	—	—	69,789
Klaus O. Schafer, M.D., MPH	42,751	—	31,731	—	—	—	74,482
Derace L. Schaffer, M.D.	62,672	—	31,731	—	—	—	94,403
Eric I. Richman (3)	20,000	—	—	—	—	—	20,000
Jeffrey Runge, M.D. (3)	33,863	—	—	—	—	—	33,863
Steven St. Peter, M.D. (3)	—	—	—	—	—	—	—

(1)	As of December 31, 2017, each of Altimmune’s non-employee directors, including Mr. Gill, held the following stock option awards: Drs. Sayare, Drutz, Schafer, Schaffer and St. Peter 22,000, 42,980, 30,148, 22,000 and 2,000, respectively, and Messrs. Hodges and Gill 20,000 and 26,000, respectively. As of December 31, 2017, no outstanding stock awards (vested or unvested) were held by these non-employee directors. The compensation paid to Mr. Gill in connection with his role as non-employee director of Altimmune is reflected in the Summary Compensation Table above.
(2)	Drs. Sayare, Schaffer, and Runge, and Mr. Richman were paid $21,375, $14,500, $14,250 and $10,000, respectively, for fees earned in 2016 and paid in 2017. Dr. Drutz was paid $68,420 for fees earned in prior years and paid in 2017. Additionally, Drs. Drutz and Schafer converted $274,830 and $75,250 of fees owed for prior years into Altimmune, Inc. stock at the time of merger.
(3)	Resigned from the Board effective May 4, 2017.

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed the firm of Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2018, and the Board is asking stockholders to ratify that selection. Although current law, rules and regulations, as well as the charter of the Audit Committee, require our independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an important opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. In the event that stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain E&Y, but may ultimately determine to retain E&Y as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the ratification of E&Y as the Company’s independent registered public accounting firm for the year ending December 31, 2018. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions will have no effect on Proposal 2. Because Proposal 2 is considered “routine” for these purposes, there will not be any broker non-votes for this proposal.

Board recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

Information about our independent registered public accounting firm

E&Y served as the principal accountant for the audit of PharmAthene’s consolidated financial statements for the fiscal year ended December 31, 2016 and BDO LLP (“BDO LLP”) served as the principal accountant for the audit of Private Altimmune’s consolidated financial statements for the fiscal year ended December 31, 2016. On June 22, 2017 (the “Engagement Date”), the Company engaged E&Y to serve as the independent registered public accounting firm for the combined Company for the year ending December 31, 2017. Representatives of E&Y will be present at our Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Change in Accountants and Engagement of E&Y

During the fiscal years ended December 31, 2017 and 2016, E&Y’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each report contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2017 and 2016 (i) there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2017 and 2016, BDO’s reports on Private Altimmune’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each report contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2017 and 2016 (i) there were no disagreements between Private Altimmune or the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports on Altimmune’s financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the period starting on May 4, 2017, the last day of E&Y’s previous engagement as the Company’s auditor, and ending on the Engagement Date, the Company did not consult with E&Y regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Principal Accountants’ Fees and Services

The following table sets forth the aggregate fees billed to the Company for services during the fiscal years ended December 31, 2017 and 2016 by E&Y:

Fee Category	2017	2016
Audit Fees (1)	$443,132	$449,675
Audit Related Fees (2)	$130,097	$1,252

Tax Fees (3)	$375,719	$238,145

Total	$948,948	$689,072

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of PharmAthene’s and the Company’s consolidated annual financial statements included in the Company’s Annual Report on Form 10-K and review of the interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided by independent registered public accountants in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees consist of fees billed for assurance and related services rendered that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax Fees were billed for services including assistance with tax compliance and the preparation of tax returns, tax consultation services, assistance in connection with tax audits and tax advice related to mergers, acquisitions and dispositions.

Pre-Approval Policies

The Audit Committee, or a designated member thereof, pre-approves 100% of all audit, audit-related, tax and other services rendered by the independent registered public accounting firm to the Company or its subsidiaries.

Immediately following the completion of each fiscal year, the Company’s independent registered public accounting firm shall submit to the Audit Committee (and the Audit Committee shall request from the independent registered public accounting firm), as soon as possible, a formal written statement describing: (i) the independent registered public accounting firm’s internal quality-control procedures; and (ii) all relationships between the independent registered public accounting firm and the Company, including at least the matters set forth in Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), in order to assess the independent registered public accounting firm’s independence.

Immediately following the completion of each fiscal year, the independent registered public accounting firm also shall submit to the Audit Committee (and the Audit Committee shall request from the independent registered public accounting firm), a formal written statement of the fees billed by the independent registered public accounting firm to the Company in each of the last two fiscal years for each of the following categories of services rendered by the independent registered public accounting firm: (i) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent registered public accounting firm, in the aggregate and by each service.

Report of the Audit Committee of the Board of Directors

The Audit Committee at the time we filed our Annual Report on Form 10-K consisted of Drs. Sayare (Chair) and Schafer and Mr. Hodges, and our Audit Committee currently consists of Messrs. Hodges (Chair) and Gill, and Drs. Schafer and Schaffer. Except as disclosed above with respect to Mr. Gill’s prior service as the Chief Executive Officer of PharmAthene prior to the Merger, each member of the Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of Nasdaq and the applicable rules and regulations of the SEC. The Board has determined that each member of the Audit Committee is financially literate, in other words, is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition, the Board has determined that each of Messrs. Hodges and Gill satisfies the Nasdaq rule requiring that at least one member of our Board’s Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that each of Messrs. Hodges and Gill is a “financial expert” as defined by the SEC.

The Audit Committee appoints our independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between the Company and its officers, directors and affiliates, and performs other duties and responsibilities as set forth in a charter approved by the Board of Directors. A copy of the Audit Committee charter is available in the Investors — Corporate Governance section of the Company’s website.

The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including particularly its senior financial management, to prepare financial statements with integrity and objectivity and in accordance with generally accepted accounting principles, and relies upon the Company’s independent registered public accounting firm to review or audit, as applicable, such financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).

Our Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2017 with our management. Our Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB. Our Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with our Audit Committee concerning independence, and has discussed with our independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, our Audit Committee has recommended to our Board that our audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Submitted by the Audit Committee of the Board of Directors for fiscal 2017:
Mitchel Sayare, Ph.D. (Chair)
Philip L. Hodges Klaus O. Schafer, M.D., MPH

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the SEC (the “Dodd-Frank Act”)), the Company is providing its stockholders the opportunity to cast an advisory vote on the compensation of its named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the named executive officers’ compensation. At our annual meeting of stockholders in 2017, our stockholders overwhelmingly voted in favor of an annual vote on this proposal. Accordingly, we will include an advisory vote on executive compensation on an annual basis at least until the next stockholder advisory vote on the frequency of such votes.

The Company’s post-Merger named executive officer compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability. The primary objectives of the program are to:

•	align and reward Company and individual performance and decision-making with stockholder value creation and prudent risk management;

•	drive long-term growth objectives, thereby creating long-term value for our stockholders; and

•	provide rewards that are cost-efficient, equitable to our named executive officers and stockholders, and competitive with organizations that compete for executives with similar skill sets, thereby encouraging high-potential individuals with significant and unique market experience to build a career at the Company.

The Company seeks to accomplish these goals in a manner that is aligned with the long-term interests of the Company’s stockholders. The Company believes that its named executive officer compensation program is designed to achieve this goal with its emphasis on long-term equity awards and performance-based compensation, in addition to short-term (annual) incentive awards, specifically cash incentives, which are intended to enable the Company to successfully motivate and reward its named executive officers. The Company believes that its ability to retain its named executive officers is critical to its continuing financial success and that its focus on the long-term interests of its named executive officers aligns with the interests of its stockholders. For these reasons, the Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2018 Annual Meeting, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion thereto, is hereby APPROVED.”

As an advisory vote, this proposal is not binding upon the Company, our Board or our Compensation Committee. Notwithstanding the advisory nature of this vote, our Board and the Compensation Committee, which is responsible for designing and administering the Company’s named executive officer compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers. Approval of this proposal requires the affirmative vote of a majority of the votes cast on this Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4 — APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE ALTIMMUNE, INC. 2017 OMNIBUS INCENTIVE PLAN

Stockholders are being asked to approve an amendment (the “Amendment”) to the Altimmune, Inc. 2017 Omnibus Incentive Plan (the “2017 Incentive Plan”). Our Board approved the Amendment on July 23, 2018, subject to, and to be effective upon, the approval of the Amendment by our stockholders at the 2018 Annual Meeting. The Amendment, among other things, modifies the 2017 Incentive Plan’s “evergreen” provision to remove the 1,000,000 share maximum amount of the automatic annual increase in the share reserve thereunder. As modified, the aggregate number of shares authorized for issuance under the 2017 Incentive Plan will be automatically increased each year beginning on January 1, 2019 by 4% of the number of shares of Common Stock outstanding on a fully diluted basis as of the immediately preceding December 31, or such lesser number of shares determined by our Board of Directors.

Currently, the “evergreen” provision under the 2017 Incentive Plan provides that the aggregate number of shares authorized for issuance under the 2017 Incentive Plan is automatically increased each year beginning on January 1, by an amount equal to the least of: (i) 1,000,000 shares of Common Stock; (ii) 4% of the number of shares of Common Stock outstanding on a fully diluted basis as of the immediately preceding December 31, or (iii) such lesser number of shares determined by our Board of Directors. As described above, the Amendment removes the 1,000,000 share maximum amount of such annual automatic increase. We believe that the current 1,000,000 share maximum automatic annual increase in the share reserve is limiting and would result in insufficient shares to meet our future needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent. If the Amendment is not approved, we may be unable in the future to continue to offer competitive equity packages to attract and retain employees, and we may need to consider other compensation alternatives.

As a result of the Tax Cuts and Jobs Act, effective January 1, 2018, the exception under Section 162(m) for certain performance-based compensation has been eliminated for taxable years beginning after December 31, 2017 (other than with respect to certain compensation payable under a written binding contract that was in effect on November 2, 2017). As a result, Section 162(m) of the Code no longer operates as a limit to the 2017 Incentive Plan. For that reason, the Amendment also provides for the elimination of the annual award share and dollar limits in the 2017 Incentive Plan (other than with respect to the annual share limit applicable to non-employee directors), because these limitations were included solely for purposes of qualifying applicable awards for the performance based compensation exception to Section 162(m) of the Code. Thus, if the Amendment is approved, we may make awards in the future under the 2017 Incentive Plan that would not be restricted by these annual award limits (other than with respect to the annual share limit applicable to non-employee directors).

Finally, the Amendment provides for the increase in the number of shares of Common Stock that may be issued under the 2017 Incentive Plan in respect of incentive stock options from 1,500,000 shares to 5,000,000 shares. We believe that the current 1,500,000 share maximum for incentive stock options (ISO), which option type provides employees with an opportunity to receive a more favorable tax treatment if all statutory requirements are met, is limiting and would result in insufficient ISO shares to meet our future needs for attracting, motivating and retaining employees in a competitive market for talent. All other existing provisions of the 2017 Incentive Plan remain in effect.

We designed the 2017 Incentive Plan to reflect strong equity plan governance practices. The 2017 Incentive Plan has a number of features intended to address stockholder concerns related to equity plans, including:

•	No single trigger accelerated vesting upon change in control. The 2017 Incentive Plan does not provide for automatic vesting of awards upon a change in control.

•

Awards subject to forfeiture/clawback. Awards granted under the 2017 Incentive Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which its securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Company may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of detrimental activity.

•	Repricing is not allowed. The 2017 Incentive Plan prohibits the repricing of outstanding stock and the cancellation of any outstanding stock options that have an exercise or strike price greater than the then-current fair market value of a share of Common Stock in exchange for cash or other stock awards under the 2017 Incentive Plan without prior stockholder approval.

•	Individual participant limitation for non-employee directors. The 2017 Incentive Plan limits the number of shares that may be subject to awards of stock options, restricted stock and other stock-based awards granted to non-employee directors during any fiscal year to 2,000,000 shares.

•	No liberal change in control definition. The change in control definition in the 2017 Incentive Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2017 Incentive Plan to be triggered.

•	No discounted stock options. All stock options granted under the 2017 Incentive Plan must have an exercise price equal to or greater than the fair market value of a share of Common Stock on the date the stock option is granted.

•	Administration by independent committee. The 2017 Incentive Plan will be administered by the members of the Company’s compensation committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the listing standards of The Nasdaq Global Market.

•	Material amendments require stockholder approval. Consistent with the rules and regulations of Nasdaq, the 2017 Incentive Plan requires stockholder approval of any material revisions to the 2017 Incentive Plan. In addition, certain other amendments to the 2017 Incentive Plan require stockholder approval.

If this Proposal No. 4 is approved by Company stockholders, the Amendment will become effective as of the date of the Annual Meeting. In the event that Company stockholders do not approve this proposal, the Amendment will not become effective and the 2017 Incentive Plan will continue to be effective in accordance with its terms, subject to the 1,000,000 cap on the automatic annual share reserve increase amount.

Summary of the 2017 Incentive Plan

The material features of the 2017 Incentive Plan are described below. The following description of the 2017 Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2017 Incentive Plan. Stockholders are urged to read the actual text of the 2017 Incentive Plan in its entirety.

Purpose of the 2017 Incentive Plan. The purpose of the 2017 Incentive Plan is to: (i) attract, retain and reward employees, consultants and non-employee directors; (ii) strengthen the mutuality of interests between such individuals and the Company’s stockholders; and (iii) enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer incentive awards to employees, consultants and non-employee directors.

Administration of the Plan. The board of directors has appointed the compensation committee to administer the 2017 Incentive Plan. The compensation committee is authorized to grant awards to eligible employees and consultants. The full board of directors will administer the 2017 Incentive Plan for purposes of granting awards to non-employee directors. To the extent required, all members of the compensation committee are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent directors” under applicable Nasdaq rules.

Number of Authorized Shares and Award Limits. The aggregate number of the shares of Common Stock that may be issued or used for reference purposes under the 2017 Incentive Plan may not exceed 2,224,148 shares (subject to adjustment pursuant to the terms of the 2017 Incentive Plan as described below). Beginning on January 1, 2019 and ending on and including January 1, 2027, the number of shares reserved for issuance under the 2017 Incentive Plan will be increased by a number of shares of Common Stock in an amount equal to the lesser of (i) four percent (4%) of the total number of shares of Common Stock outstanding on a fully diluted basis as of December 31 of the immediately preceding calendar year, and (ii) such number of shares of Common Stock, if any, determined by the Board. Shares of Common Stock that are subject to awards will be counted against the overall limit as one share for every share granted. If any award is cancelled, expires or terminates unexercised for any reason, the shares covered by such award will again be available for the grant of awards under the 2017 Incentive Plan, except that any shares that are not issued as the result of a net settlement or that are used to pay any exercise price or tax withholding obligation will not be available for the grant of awards. Shares of Common Stock that are repurchased on the open market with the proceeds of an option exercise price also will not be available for the grant of awards.

The maximum number of shares of Common Stock that may be subject to any award of stock options, any restricted stock or other stock-based award denominated in shares that may be granted under the 2017 Incentive Plan during any fiscal year to each non-employee director is 2,000,000 shares. No more than 5,000,000 shares of Common Stock may be issued under the 2017 Incentive Plan in respect of incentive stock options.

Eligibility and Participation. All current and prospective eligible employees and consultants of the Company and its affiliates, and all of the Company’s non-employee directors, are eligible to be granted non-qualified stock options, restricted stock awards, performance-based cash awards and other stock-based awards under the 2017 Incentive Plan. However, only employees of the Company and its subsidiaries are eligible to be granted incentive stock options, or ISOs, under the 2017 Incentive Plan. Eligibility for awards under the 2017 Incentive Plan is determined by the compensation committee in its sole discretion.

Types of Awards

Stock Options. The 2017 Incentive Plan authorizes the compensation committee to grant ISOs to eligible employees and non-qualified stock options to purchase shares to eligible employees, consultants and non-employee directors, who are referred to as participants. The compensation committee will determine the number of shares of Common Stock subject to each option, the term of each option, the exercise price (which may not be less than the fair market value of the shares of the Company’s Common Stock at the time of grant or, in the case of ISOs granted to ten-percent stockholders, 110% of the fair market value), the vesting schedule and the other terms and conditions of each option. Options will be exercisable at such times and subject to such terms and conditions as are determined by the compensation committee at grant. The maximum term of options under the 2017 Incentive Plan is ten years (or five years in the case of ISOs granted to 10% stockholders). Upon the exercise of an option, the participant must make payment of the full exercise price (i) in cash or by check, bank draft or money order, (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker (reasonably acceptable to the Company) to promptly deliver an amount equal to the aggregate exercise price, and/or (iii) on such other terms and conditions as may be acceptable to the compensation committee (including, without limitation, the relinquishment of options or by payment in full or in part in the form of shares of the Company’s Common Stock owned by the participant). Unless otherwise determined by the compensation committee, the 2017 Incentive Plan provides that options vested and exercisable as of the date of a participant’s termination of employment, consultancy or directorship (as applicable) will remain exercisable for the following periods following the date of termination: (i) if such termination is due to the participant’s death or “disability” (as defined in the 2017 Incentive Plan), one year; (ii) if such termination is by the Company without “cause” (as defined in the 2017 Incentive Plan), 90 days; and (iii) if such termination is voluntary, 30 days. Upon an employment termination by the Company for cause or a voluntary resignation following an event that would be grounds for termination for cause, the options will terminate and expire on the date of employment termination. Unless otherwise determined by the compensation committee, upon any employment termination, unvested options will terminate and expire on the date of employment termination.

Restricted Stock. The 2017 Incentive Plan authorizes the compensation committee to grant restricted stock awards to eligible participants. Recipients of restricted stock awards enter into an agreement subjecting the restricted stock awards to transfer and other restrictions and providing the criteria or dates on which such awards vest and such restrictions lapse. The restrictions on restricted stock awards may lapse and the awards may vest over time, based on performance criteria or other factors, as determined by the compensation committee at grant. Except as otherwise determined by the compensation committee, a holder of a restricted stock award has all of the attendant rights of a stockholder, including the right to vote. However, such holder does not have the right to tender shares of the restricted stock and any dividends or other distributions payable on the restricted stock will not be paid unless and until the underlying shares of restricted stock vest and are no longer subject to restrictions.

Other Stock-Based Awards. The 2017 Incentive Plan authorizes the compensation committee to grant awards of shares of Common Stock and other awards to eligible participants that are valued in whole or in part by reference to, or are payable in or otherwise based on, shares of the Company’s Common Stock, including, but not limited to: (i) shares of Common Stock awarded purely as a bonus in lieu of cash and not subject to any restrictions or conditions; (ii) shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an affiliate; (iii) stock appreciation rights; (iv) stock equivalent units; (v) restricted stock units; (vi) performance awards entitling participants to receive a number of shares of the Company’s Common Stock (or cash in an equivalent value) or a fixed dollar amount, payable in cash, stock or a combination of both, with respect to a designated performance period; or (vii) awards valued by reference to book value of the Company’s shares of Common Stock.

Effect of Detrimental Activity. Unless otherwise determined by the compensation committee, the 2017 Incentive Plan provides that, in the event a participant engages in “detrimental activity” (as defined in the 2017 Incentive Plan), all unexercised options held by the participant will terminate and expire and all unvested restricted stock and other stock-based awards will be immediately forfeited. As a condition to the exercise of an option, a participant is required to certify that he or she is in compliance with the terms and conditions of the 2017 Incentive Plan and that he or she has not engaged in, and does not intend to engage in, any detrimental activity. If the participant engages in a detrimental activity within one year following the exercise of an option, or if earlier, within one year following the date of the participant’s employment termination, the Company is entitled to recover from the participant, at any time within one year after such date, any gain realized from the exercise of such option. If the participant engages in a detrimental activity within one year following the vesting date of a restricted stock award or other stock-based award, the Company is entitled to recover from the participant, at any time within one year after such detrimental activity, the fair market value on the vesting date of any restricted stock award, and any gain realized from the vesting of any other stock-based award, that vested during such period.

Unless otherwise determined by the compensation committee, the foregoing provisions related to detrimental activity will cease to apply upon a change in control (as defined in the 2017 Incentive Plan and described below).

Effect of Certain Transactions; Change in Control. In the event of a change in control, except as otherwise provided by the compensation committee in an award agreement, unvested awards will not vest. Instead, the compensation committee may, in its sole discretion provide for outstanding awards to be treated in accordance with one or more of the following methods: (i) awards (whether or not vested) may be continued, assumed or substituted for; (ii) awards may be purchased for an amount of cash equal to the change in control price per share; and/or (iii) stock options or other stock-based appreciation awards may be cancelled if the change in control price is less than the applicable exercise price. However, the compensation committee may in its sole discretion provide for the acceleration of vesting and lapse of restrictions of an award at any time.

For the purposes of the foregoing, a “change in control” generally means the occurrence of one of the following events:

•	The acquisition (including through purchase, reorganization, merger or consolidation) by a person or entity of 50% or more of the voting power of the securities entitled to vote to elect the Company’s board of directors;

•	An election of individuals to the Company’s board of directors that causes a change in two-thirds of the board of directors, unless the individuals elected are approved by a vote of at least two-thirds of the directors then in office who either were directors as of the effective date of the 2017 Incentive Plan or whose election or nomination was previously so approved; or

•	The sale or other disposition of all or substantially all of the Company’s assets.

A bona fide transaction or series of transactions resulting in the issuance of voting securities of the Company or any affiliate or any rights to acquire or be converted into voting securities of the Company or any affiliate, which is entered into with the primary purpose of providing equity financing to the Company or any of its affiliates will not be treated as a change in control.

In addition, upon the occurrence of an acquisition event (as defined below), the compensation committee may terminate all outstanding and unexercised options (or any other stock-based awards that are subject to exercise by the holder thereof), which are referred to as exercisable awards, effective as of the date of the acquisition event, by delivering a termination notice to each participant at least 20 days prior to the date of the acquisition event. During the period after which notice is provided, each participant may exercise all of his or her then-outstanding and vested exercisable awards, subject to the occurrence of the acquisition event. Any exercisable award that has an exercise price that is equal to or greater than the fair market value of the Company’s Common Stock on the date of the acquisition event may be canceled by the compensation committee without consideration. Under the 2017 Incentive Plan, an “acquisition event” means (i) a merger or consolidation in which the Company is not the surviving entity, (ii) any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or group of persons, or (iii) the sale or transfer of all or substantially all of the Company’s assets.

Adjustments. In the event of a stock split, reverse stock split, dividend, recapitalization, merger, consolidation, spin off, reorganization, sale or transfer of all or part of the Company’s assets or business, or other certain corporate transactions having a similar effect to the foregoing, the board of directors will make such adjustments to the aggregate number of shares may be issued, the number of shares or other property subject to an award, the purchase or exercise price of awards, or the individual participant limits discussed above as are determined to be necessary or advisable to prevent substantial dilution or enlargement of the rights of participants under the 2017 Incentive Plan.

Non-Transferability of Awards. Except as the compensation committee may permit, at the time of grant or thereafter, awards granted under the 2017 Incentive Plan are generally not transferable by a participant other than by will or the laws of descent and distribution. Shares of the Company’s Common Stock acquired by a permissible transferee will continue to be subject to the terms of the 2017 Incentive Plan and the applicable award agreement.

Term. Awards under the 2017 Incentive Plan may not be made after March 29, 2027, but awards granted prior to such date may extend beyond that date.

Amendment and Termination. Subject to the rules referred to in the balance of this paragraph, the Company’s board of directors may at any time amend, in whole or in part, any or all of the provisions of the 2017 Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise. Except as required to comply with applicable law, no such amendment may reduce the rights of a participant with respect to awards previously granted without the consent of such participant. In addition, without the approval of stockholders, no amendment may be made that would: (i) increase the aggregate number of shares of the Company’s Common Stock that may be issued under the 2017 Incentive Plan; (ii) increase the maximum individual participant share limitations for a fiscal year or year of a performance period; (iii) change the classification of individuals eligible to receive awards under the 2017 Incentive Plan; (iv) extend the maximum term of options; (v) alter the performance criteria; (vi) amend the terms of any outstanding stock option or other stock appreciation award to reduce the exercise price thereof (i.e., reprice); (vii) cancel any outstanding “in-the-money” stock option or other stock appreciation award in exchange for cash, other awards or stock option or other stock appreciation award with a lower exercise price; (viii) require stockholder approval in order for the 2017 Incentive Plan to continue to comply with Section 422 of the Code; or (ix) require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded.

Federal Income Tax Implications of the 2017 Incentive Plan. The federal income tax consequences arising with respect to awards granted under the 2017 Incentive Plan will depend on the type of award. From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and the Company will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances: (i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and the Company’s tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an ISO, no ordinary income will be recognized, and the Company will not be entitled to any tax deduction, if shares acquired upon exercise of the ISO are held longer than the later of one year from the date of exercise and two years from the date of grant; (iii) the Company may not be entitled to a tax deduction for compensation attributable to awards granted to certain current and former employees if and to the extent such compensation exceeds $1 million per taxable year; and (iv) an award may be taxable at 20% above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or stock in settlement of the award, if the award constitutes “deferred compensation” under Section 409A of the Code, and the requirements of Section 409A of the Code are not satisfied.

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2017 Incentive Plan, and is not intended as tax guidance to participants in the 2017 Incentive Plan, as the tax consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or non-U.S. tax laws.

Future Plan Awards. The grant of additional stock-based awards under the 2017 Incentive Plan in the future and the nature of any such awards are subject to the discretion of the compensation committee (or, in the case of awards to non-employee directors, the Board). Accordingly, other than the annual grants to our non-employee directors, it is not possible to determine the number, amount and type of awards to be granted under the 2017 Incentive Plan as a result of the proposed amendment (or that would have been granted in 2018 had this proposed amendment of the 2017 Incentive Plan then been in effect). Information regarding our recent practices with respect to annual and long-term incentive awards and stock-based compensation under the 2017 Incentive Plan is presented in the “Summary Compensation” and “Outstanding Equity Awards at Fiscal Year End” tables.

The annual equity grants for non-employee directors in connection with our Annual Meeting generally vest as follows: one half on or about the six month anniversary of the Annual Meeting and one half on or about the first anniversary of the Annual Meeting. The following table shows the aggregate amount of such awards. All stock options must have an exercise price equal to or greater than the fair market value of a share of Common Stock on the date the stock option is granted.

Name and Position	Number of Shares Subject to Stock Option (#)
All current directors who are not executive officers, as a group (6 persons)	200,128

Vote Required

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the approval of the adoption of the amendment to the Company’s 2017 Incentive Plan. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. This means that the majority of the shares voted “for” this Proposal 4 must exceed the number of shares voted “against” this Proposal 4. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE ALTIMMUNE, INC. 2017 OMNIBUS INCENTIVE PLAN.

PROPOSAL 5 — APPROVAL OF THE ISSUANCE OF OUR COMMON STOCK PURSUANT TO NASDAQ LISTING RULES 5635(d) AND 5635(b)

Background

On June 22, 2018, the Company entered into substantially similar privately negotiated exchange agreements (the “First Exchange Agreements”) with certain investors (the “First Investors”). Pursuant to the terms of the First Exchange Agreements, the Company (i) issued 2,560,693 shares of Common Stock, (ii) issued convertible notes (the “Exchange Notes”) with an aggregate principal value of $1,500,000, which are initially convertible into up to 2,205,883 shares of Common Stock upon the default by the Company, based on a conversion price assuming conversion of the Exchange Notes on the date the First Exchange Agreements were signed, subject to adjustment under certain circumstances in accordance with the terms of the Exchange Notes, and (iii) paid $1,100,000 in aggregate cash consideration, all in exchange for certain warrants to purchase shares of the Common Stock held by the First Investors.

On July 11, 2018, the Company entered into substantially similar privately negotiated exchange agreements (the “Second Exchange Agreements”) with certain investors (the “Second Investors,” and together with the First Investors, the “Investors”). Pursuant to the terms of the Second Exchange Agreements, the Company issued an aggregate of 963,711 shares of Common Stock to the Second Investors and paid $22,241 in cash in exchange for all of the shares of Series B Redeemable Convertible Preferred Stock held by the Second Investors. Subject to the approval by the Company’s stockholders of the issuance of the Company’s shares of Common Stock pursuant to the Second Exchange Agreements, the Company will issue an additional 4,351,136 shares of Common Stock at the second closing (the “Second Closing”) of the Second Exchange Agreements in exchange for the warrants to purchase shares of Common Stock held by the Second Investors. The Company may in the future, but in no event more than 180 days after the date of the Annual Meeting, negotiate and execute additional exchange agreements with certain of its remaining warrant holders (the “Future Exchange Agreements,” and together with the First Exchange Agreements and the Second Exchange Agreements, the “Exchange Agreements”), which, depending on the outcome of such negotiations, could involve the issuance of additional shares of the Company’s Common Stock. The shares of our Common Stock that we have issued or will issue pursuant to the Exchange Agreements, in the aggregate, will not exceed 15,000,000 shares after receiving the approval of our stockholders.

Reasons for Seeking Stockholder Approval

Our Common Stock is listed on The Nasdaq Global Market and, as such, we are subject to the Nasdaq Marketplace Rules. Nasdaq Rule 5635(d) requires that an issuer obtain stockholder approval prior to the issuance of Common Stock in certain circumstances, including for an issuance of Common Stock to a limited number of investors if such issuance is for less than the greater of book or market value of the Common Stock and would equal 20% or more of the Common Stock or voting power of the issuer’s outstanding voting power before the issuance (as determined pursuant to the Nasdaq Rules). Nasdaq Rule 5635(b) requires stockholder approval for issuances of securities that will result in a “change of control” of the issuer, and Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group of investors, acting together, would own, or have the right to acquire, 20% or more of our shares of Common Stock or voting power then issued and outstanding and such ownership or voting power would be the largest ownership position of the Company.

On June 22, 2018, the date the Company executed the First Exchange Agreements, there were 34,746,022 shares of the Company’s Common Stock issued and outstanding. In the aggregate, after the Second Closing of the Second Exchange Agreements (assuming the approval of this Proposal 5), the Company will issue a total of 7,875,539 shares of Common Stock pursuant to the terms of the First Exchange Agreements and the Second Exchange Agreements, which would be greater than 20% of the Company’s outstanding shares of Common Stock as of June 22, 2018. Accordingly, the terms of the Second Exchange Agreements prohibit the Company from completing the Second Closing unless the Company obtains stockholder approval of the issuance of the shares pursuant to the Second Exchange Agreements. Additionally, if the Company were to default on the terms of the Exchange Notes, it could be required to issue additional shares to satisfy its obligations under the Exchange Notes. The terms of the Exchange Notes prohibit the Company from issuing such shares if the issuance would cause the Company to exceed its limits under the Nasdaq rules unless the Company has obtained the approval of its stockholders for such issuances of shares.

If this Proposal 5 is approved by our stockholders, the Company will be permitted to complete the Second Closing of the Second Exchange Agreements and, to the extent the Company enters into additional privately negotiated exchange agreements with its warrant holders, issue additional shares of Common Stock pursuant to the terms of such agreements, if any (such issuances not to exceed the aggregate limit referenced above). Additionally, if the Company were to default on the terms of the Exchange Notes, it would be permitted to satisfy its obligations under the notes by issuing shares of its Common Stock if stockholders approve this Proposal 5, even if such issuance, in the aggregate with the other issuances made under the terms of the Exchange Agreements, would exceed 20% of the Company’s outstanding shares of Common Stock as of June 22, 2018.

Consequences of Not Approving this Proposal

If the Company does not obtain stockholder approval for this Proposal 5, the Company will be unable to complete the Second Closing of the Second Exchange Agreements by issuing shares of our Common Stock and will need to seek approval from our stockholders at a future special or annual meeting of stockholders for such issuance. Additionally, the Company could be prevented from issuing shares of Common Stock pursuant to any Future Exchange Agreements it may enter into in privately negotiated transactions with any of its other warrant holders until the Company receives such stockholder approval. To the extent the Company were to default on the terms of the Exchange Notes and the conversion of the notes would result in the issuance of a number of shares of Common Stock that, in the aggregate with the other shares issued pursuant to the Exchange Agreements would exceed 20% of the Company’s outstanding shares of Common Stock as of June 22, 2018, the Company would be unable to satisfy its obligations under the Exchange Notes by issuing such shares prior to receiving stockholder approval.

The warrants issued in connection with the Company’s Series B Financing in August 2017 are subject to full ratchet anti-dilution protection. This means that to the extent we were to issue additional shares of Common Stock or securities convertible or exercisable into Common Stock in a financing transaction at an issuance price lower than the $2.67 per share exercise price of such warrants, the exercise price of, and the number of shares underlying, the warrants would be adjusted accordingly, which would cause immediate and substantial dilution to our stockholders. In addition, we believe this provision of the warrants would prevent us from raising additional capital on favorable terms while the warrants are outstanding, or at all.

The Company currently intends to conduct a registered public offering (the “Public Offering”) of its securities to raise capital. The Company currently plans that the Public Offering would consist of Common Stock and securities exercisable or convertible into shares of Common Stock. We intend to use the proceeds from the anticipated Public Offering for the continued advancement of development activities for our clinical-stage product pipeline, general corporate purposes, strategic growth opportunities and repayment of our outstanding $1.5 million in aggregate principal amount of Exchange Notes. While we currently expect to undertake the Public Offering, there is no assurance that it will be completed, or that it will be completed in the manner described above.

Because of the anti-dilution protections contained in the terms of certain of our outstanding warrants, the Company may not be able to complete the Public Offering, and would not be able to use the proceeds from such offering as it currently intends, if some or all of such warrants remain outstanding at the time of the contemplated Public Offering. Accordingly, if our stockholders do not approve this Proposal 5 to permit the Company to issue shares of Common Stock to satisfy its obligations under the Exchange Agreements, and the Company is unable to otherwise negotiate the exchange or cancellation of a sufficient number of its outstanding warrants, the Company may be unable to complete the anticipated Public Offering (or a similar financing), and could be prevented from repaying its debt obligations, developing its products and executing its business plan.

Consequences of Approving the Proposal

If our stockholders approve this Proposal 5, current stockholders will experience immediate and significant dilution to their current equity ownership in the Company. If this Proposal 5 is approved, the Company will issue shares of Common Stock to satisfy its obligations at the Second Closing of the Second Exchange Agreements, and would be able to issue shares of Common Stock pursuant to additional exchange agreements it may negotiate in separate, privately negotiated transactions with its current warrant holders. The Company would also be able to issue shares of Common Stock to satisfy its obligations under the Exchange Notes if the Company were to default upon its obligations under the notes.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of Common Stock. None of our officers or directors hold any of the securities that were exchanged in the First Exchange Agreements or the Second Exchange Agreements, or were otherwise a party to any such agreements.

The Investors include entities affiliated with Hudson Bay Capital Management LP, Novartis Bioventures Ltd., entities affiliated with HealthCap V LP, and entities affiliated with Truffle Capital S.A.S, each of whom beneficially owned greater than five percent of our outstanding Common Stock prior to the execution of the Exchange Agreements.

No Appraisal Rights

Under Delaware law, stockholders are not entitled to appraisal rights with respect to this proposal and the Company will not independently provide stockholders with any such rights.

Vote Required

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the approval of this Proposal 5. The affirmative votes of a majority of the votes cast by our stockholders is required to approve this Proposal 5. This means that the majority of the shares voted “for” the proposal must exceed the number of shares voted “against” the proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal. Pursuant to Nasdaq Listing Rule 5635(d) and applicable guidance, the Investors are not entitled to vote the shares of our Common Stock that have been issued pursuant to the Exchange Agreements with respect to this Proposal 5.

Board Recommendation

Our Board of Directors has determined that is in the best interests of Altimmune and its stockholders to approve the issuance of our Common Stock to satisfy the Company’s obligations under the Exchange Agreements. Accordingly, our Board unanimously recommends that you vote “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF OUR COMMON STOCK PURSUANT TO NASDAQ LISTING RULES 5635(d) AND 5635(b).

PROPOSAL 6 — APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), that would increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000, and has directed the submission of the amendment for approval by the Company’s stockholders at the Annual Meeting. The Board of Directors recommends that the stockholders vote “FOR” the proposal to approve the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock.

If the proposal to amend the Certificate of Incorporation described in this Proposal 6 is approved by the requisite vote of the Company’s stockholders, we intend to file a Certificate of Amendment with the Secretary of State of the State of Delaware amending the first paragraph of Article FOURTH of our Certificate of Incorporation as follows:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 201,000,000 of which 200,000,000 shares shall be Common Stock of the par value of $0.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share.”

The Certificate of Amendment would be effective when it is filed. A copy of the Certificate of Amendment is attached to this Proxy Statement as Appendix B.

Reasons for the Proposed Amendment

The Company’s Certificate of Incorporation as currently in effect provides that the Company’s authorized capital stock consists of 101,000,000 shares of capital stock, of which 100,000,000 shares are designated as Common Stock and the remaining 1,000,000 shares are designated as preferred stock. As of July 23, 2018, 38,506,650 shares of Common Stock were issued and outstanding, and 2,779,649 shares of Common Stock were issuable or available for future issuance under the Company’s incentive plans. In addition, as of July 23, 2018, the Company has outstanding warrants that may be exercised for up to 756,332 shares of Common Stock (“Warrant Shares”), and convertible notes that are convertible into an aggregate of 2,205,833 shares of Common Stock (“Convertible Note Shares”).

As discussed in more detail above in Proposal 5, on July 11, 2018, the Company entered into the substantially similar privately negotiated Second Exchange Agreements with the Second Investors. Pursuant to the terms of the Second Exchange Agreements, the Company has agreed to issue an aggregate of 4,351,136 shares of Common Stock in exchange for the Company’s outstanding warrants to purchase shares of Common Stock held by the Second Investors (the “Warrant Exchange Shares”). As described in more detail in Proposal 5, the Warrant Exchange Shares may only be issued upon the receipt by the Company of stockholder approval of the issuance of the Warrant Exchange Shares pursuant to Proposal 5.

If the Company were to issue all of the shares available for issuance under the incentive plans, the Warrant Shares, the Convertible Note Shares and the Warrant Exchange Shares (after receiving stockholder approval of Proposal 5 contained in this Proxy Statement), the Company would have a total of 47,923,921 shares of Common Stock outstanding, and 52,076,079 shares authorized and available for future issuance pursuant to the Certificate of Incorporation.

As described above in Proposal 5, the Company currently intends to conduct the Public Offering, which it contemplates will consist of the offer and sale of shares of Common Stock and securities exercisable or convertible into shares of Common Stock. We intend to use the proceeds from the anticipated public offering for the continued advancement of development activities for our clinical-stage product pipeline, general corporate purposes, strategic growth opportunities and repayment of our outstanding $1.5 million in aggregate principal amount of Exchange Notes. While we currently expect to undertake the Public Offering, there is no assurance that it will be completed, or that it will be completed in the manner described above.

The Board, upon the advice of a financial advisor, believes it is necessary to have a greater number of authorized shares of Common Stock available for issuance in connection with the anticipated Public Offering. In addition to the planned issuance of shares of Common Stock in connection with the anticipated Public Offering or another financing if the Public Offering is not consummated, the Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. The Board of Directors believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of the Company’s stockholders. The Company has no current plans to issue shares of its Common Stock in any potential merger, acquisition, business combination or other strategic transaction.

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of present stockholders. The additional shares to be authorized will be a part of our existing class of Common Stock and, if and when issued, would have identical rights and privileges as our shares of Common Stock that are then outstanding. Stockholders do not have preemptive rights to subscribe for or purchase additional shares of Common Stock (except for certain rights granted under the First Exchange Agreements to the parties thereto). Accordingly, the issuance of additional shares of Common Stock for corporate purposes other than a stock split or stock dividend would have a dilutive effect on the ownership and voting rights of stockholders at the time of issuance.

Additionally, at the Annual Meeting the Company is seeking approval from our stockholders of a proposal to amend our Certificate of Incorporation to effect a reverse stock split at a ratio in the range of 1-for-5 to 1-for-30 (Proposal 7). This amendment, if effected, would reduce the number of our outstanding shares of Common Stock and the number of shares of Common Stock that we may issue in the future pursuant to our current obligations, but would not reduce the number of our authorized shares of Common Stock under our Certificate of Incorporation. Accordingly, if our stockholders approve Proposal 7 and the Company files an amendment to our Certificate of Incorporation to effect the reverse stock split, the number of shares available for issuance under the Company’s Certificate of Incorporation would increase, in addition to the increase in the number of shares available for issuance under our Certificate of Incorporation as a result of effecting the amendment that is the subject of this Proposal 6. If our stockholders approve Proposal 7 and do not approve this Proposal 6 and we file an amendment to our Certificate of Incorporation to effect the reverse stock split, we could potentially have enough available shares of Common Stock under the Certificate of Incorporation to complete the Public Offering depending, among other factors, on the ratio of the reverse split selected by our Board of Directors.

Reservation of Right to Abandon the Proposed Amendment

We reserve the right to not file the amendment to our Certificate of Incorporation without further action by our stockholders at any time before the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, even if the amendment is approved by our stockholders at the Annual Meeting. By voting in favor of the amendment, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the proposed amendment if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Potential Adverse Effects of the Amendment

Future issuances of additional shares of our Common Stock or securities exercisable or convertible into shares of our Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of our current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it is used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

Additionally, at the Annual Meeting the Company is seeking approval from our stockholders of a proposal to amend our Certificate of Incorporation to effect a reverse stock split at a ratio in the range of 1-for-5 to 1-for-30 (Proposal 7). This amendment, if effected, would reduce the number of our outstanding shares of Common Stock and the number of shares of Common Stock that we may issue in the future pursuant to our current obligations, but would not reduce the number of our authorized shares of Common Stock under our Certificate of Incorporation. Accordingly, if our stockholders approve Proposal 7 and the Company files an amendment to our Certificate of Incorporation to effect the reverse stock split, the number of shares available for issuance under the Company’s Certificate of Incorporation would increase, in addition to the increase in the number of shares available for issuance under our Certificate of Incorporation as a result of effecting the amendment that is the subject of this Proposal 6.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Certificate of Incorporation, and the Company will not independently provide stockholders with any such rights.

Vote Required

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the approval of this Proposal 6. Since this is an amendment to our Certificate of Incorporation, under Delaware law the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote on this proposal will be required for approval and adoption of this proposal. Abstentions will have the same effect as negative votes for this Proposal 6. Because Proposal 6 is considered “routine” for these purposes, there will not be any broker non-votes for this proposal.

Board Recommendation

Our Board of Directors has determined that is in the best interests of Altimmune and its stockholders to increase the authorized shares of Common Stock under the Company’s Certificate of Incorporation. Accordingly, our Board unanimously recommends that you vote “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE AMENDMENT TO OUR CHARTER TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000.

PROPOSAL 7 — APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

The Board of Directors has approved, and is recommending that our stockholders approve, an amendment to our Certificate of Incorporation, to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares, which is commonly known as a “reverse stock split.” By approving this Proposal 7, stockholders will approve an amendment to our Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including 5 and 30 would be combined into one share of our Common Stock, and authorize our Board of Directors to file such amendment, as determined by our Board of Directors in the manner described herein. The Board of Directors declares it advisable and recommends that the stockholders vote “FOR” the proposal to approve and adopt the amendment to the Certificate of Incorporation to effect the reverse stock split.

If this Proposal 7 is approved and our Board of Directors determines that it is in the best interests of the Company and its stockholders to file the amendment, we intend to file a Certificate of Amendment with the Secretary of State of the State of Delaware amending Article FOURTH of our Certificate of Incorporation by adding a new Paragraph C. as follows:

“C. Reverse Stock Split. Upon the effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to Section 242 of The General Corporation Law of the State of Delaware, each            (            ) shares of the Corporation’s common stock, par value of $0.0001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.0001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been combined pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.”

By adopting this amendment, stockholders are approving a combination of any whole number of shares of Common Stock, between and including 5 and 30, into one share. The amendment that is filed will include only one ratio determined by the Board of Directors to be in the best interests of the Company and its stockholders.

The form of proposed amendment to our Certificate of Incorporation to effect the reverse stock split is attached as Appendix C to this Proxy Statement.

Our Board of Directors believes that stockholder approval of an amendment granting our Board of Directors discretion to select an exchange ratio within a range, rather than approval of a specified exchange ratio, provides our Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our Board of Directors may effect only one reverse stock split as a result of this authorization. Our Board of Directors may also elect not to do any reverse stock split. Our Board of Directors’ decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our Common Stock, and the continued listing requirements of The Nasdaq Global Market. Although our stockholders may approve the reverse stock split, we will not effect the reverse stock split if our Board of Directors does not deem it to be in the best interests of the Company and its stockholders. The reverse stock split will take effect, if at all, after it is approved by our stockholders holding a majority of the shares of our Common Stock outstanding and after filing the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.

We reserve the right to not file the amendment to our Certificate of Incorporation without further action by our stockholders at any time before the effectiveness of the filing of the amendment with the Secretary of state of the State of Delaware, even if the amendment is approved by our stockholders at the Annual Meeting. If the Board of Directors determines that the reverse stock split should be effected, the Board of Directors will determine the ratio for the reverse stock split and will abandon the other forms of amendment reflecting the other ratios. By voting in favor of the amendment, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, the proposed amendment if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Reasons for Seeking Stockholder Approval

Our Common Stock is currently quoted on The Nasdaq Global Market. In order for our Common Stock to continue to be quoted on The Nasdaq Global Market, we must satisfy various listing maintenance standards established by Nasdaq.

Under Nasdaq’s listing maintenance standards for The Nasdaq Global Market, if the closing bid price of our Common Stock is under $1.00 per share for 30 consecutive business days and does not thereafter reach $1.00 per share or higher for a minimum of ten consecutive business days during the 180 calendar days (the “grace period”) following notification by Nasdaq, Nasdaq may delist our Common Stock from trading. If a delisting from The Nasdaq Global Market were to occur, our Common Stock may be quoted on the OTC Bulletin Board or on the “pink sheets” maintained by the National Quotation Board. Such alternatives are generally considered to be less efficient markets and not as broad or deep as The Nasdaq Global Market.

On May 17, 2018, Nasdaq notified us that the bid price of our Common Stock had closed below the required $1.00 per share for 30 consecutive trading days and, accordingly, that we did not comply with the applicable Nasdaq minimum bid price requirement. We have been provided 180 calendar days by Nasdaq, or until November 13, 2018, to regain compliance with this requirement. Accordingly, our Board of Directors adopted resolutions declaring it advisable to amend our Certificate of Incorporation to effect a reverse stock split of our Common Stock at a ratio in the range of 1-for-5 to 1-for-30, such ratio to be determined in the discretion of our Board of Directors. These resolutions were approved as a means of increasing the share price of our Common Stock above $1.00, which is required for continued listing on The Nasdaq Global Market.

Purpose and Material Effects of Proposed Reverse Stock Split

As noted above, one of the key requirements for continued listing on The Nasdaq Global Market is that our Common Stock must maintain a minimum bid price above $1.00 per share. We believe that the reverse stock split will improve the price level of our Common Stock so that we are able to maintain compliance with the Nasdaq minimum bid price listing standard. We also believe that the higher share price could help generate interest in us among investors. Furthermore, we believe that maintaining our Nasdaq listing may provide us with a broader market for our Common Stock, and provide our stockholders with increased liquidity.

However, the effect of the reverse stock split upon the market price for our Common Stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of our Common Stock after the reverse stock split may not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the reverse stock split. The market price per post-reverse stock split share may not either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Global Market. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our Company or proportionate voting power, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split. Instead, the Company will issue one full share of the post- reverse stock split Common Stock to any stockholder who would have been entitled to receive a fractional share as a result of the process.

The principal effect of the reverse stock split will be that (i) the number of shares of Common Stock issued and outstanding will be reduced from 38,506,650 shares as of July 23, 2018 to a number of shares between and including one-5th to one-30th that amount, as the case may be based on the ratio for the reverse stock split as determined by our Board of Directors, (ii) all outstanding warrants and options entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise of their warrants or options, between and including one-5th to one-30th of the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their warrants or options immediately preceding the reverse stock split at an exercise price equal to between and including 5 to 30 times the exercise price specified before the reverse stock split, resulting in the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by our board of directors, and (iii) the number of shares reserved for issuance pursuant to our 2017 Incentive Plan (or the Amended 2017 Incentive Plan if Proposal 4 is approved by our stockholders) will be reduced to between and including one-5th to one-30th of the number of shares then included in such plan, as the case may be based on the ratio for the reverse stock split as determined by our Board of Directors.

The reverse stock split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be reduced to between and including one-5th to one-30th of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our Board of Directors, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be retroactively increased for each period because there will be fewer shares of our Common Stock outstanding.

The amendment will not change the terms of our Common Stock. The shares of new Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Because our authorized Common Stock will not be reduced by the reverse stock split, the overall effect will be an increase in authorized but unissued shares of Common Stock. Such increase would be in addition to the increase in our authorized shares that will be effected if Proposal 6 in this Proxy Statement is approved by our stockholders. These shares may be issued by our Board of Directors in its discretion, including but not limited to the anticipated Public Offering described in more detail in Proposal 5 and Proposal 6 above. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of Common Stock.

While our Board of Directors believes it advisable to authorize and approve the reverse stock split for the reasons set forth above, our Board of Directors is aware that the increase in the number of authorized but unissued shares of Common Stock may have a potential anti-takeover effect. Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control the Company. The reverse stock split is not part of an anti-takeover strategy.

Certain Effects of the Reverse Stock Split

Stockholders should recognize that if the reverse stock split is effectuated they will own fewer shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the amendment divided by 5 to 30, as the case may be based on the ratio for the reverse stock split as determined by our Board of Directors, rounded up to the nearest whole share). The reverse stock split will have no effect on the number of our currently authorized but unissued shares of Common Stock. While we expect that the reverse stock split will result in an increase in the market price of our Common Stock, the reverse stock split may not increase the market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in the market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of the reverse stock split. Furthermore, the possibility exists that liquidity in the market for our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. The reverse stock split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. Consequently, the reverse stock split may not achieve the desired results that have been outlined above.

Procedure for Effecting Reverse stock split and Exchange of Stock Certificates

If the reverse stock split is approved by our stockholders, the reverse stock split would become effective at such time as it is deemed by our Board of Directors to be in the best interests of the Company and its stockholders and we file the amendment to our Certificate of Incorporation with the Secretary of State of Delaware. Even if the reverse stock split is approved by our stockholders, our Board of Directors has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the amendment, all the old Common Stock will be converted into new Common Stock as set forth in the amendment.

As soon as practicable after the effective time of the reverse stock split, stockholders will be notified by public announcement of the Company that the reverse stock split has been effected.

Upon the implementation of the reverse stock split, we intend to treat shares held by stockholders through a bank, broker or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. Stockholders who hold shares of our Common Stock with a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers or other nominees.

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-reverse stock split Common Stock.

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the reverse stock split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-reverse stock split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-reverse stock split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-reverse stock split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Instead, the Company will issue one full share of the post-reverse stock split Common Stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding Common Stock immediately following the reverse stock split as that stockholder did immediately prior to the reverse stock split, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Criteria to be used for Decision to Apply the Reverse Stock Split

In the event that approval for the reverse stock split is obtained, our Board of Directors will be authorized to proceed with the reverse stock split. If our stock closes at a bid price equal to or greater than $1.00 for the ten business days prior to the Annual Meeting, our Board of Directors may delay its decision to execute the reverse stock split indefinitely.

Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain U.S. federal income tax consequences of the reverse stock split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our Common Stock that is either:

•	an individual citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split.

General Tax Treatment of the Reverse Stock Split

The reverse stock split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the reverse stock split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the reverse stock split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the reverse stock split will be the same such U.S. holder’s aggregate tax basis in the shares of our Common Stock that such U.S. holder owned prior to the reverse stock split. The holding period for the ordinary shares received in the reverse stock split will include the period during which a U.S. holder held the shares of our Common Stock that were surrendered in the reverse stock split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the reverse stock split. U.S. holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Certificate of Incorporation, and the Company will not independently provide stockholders with any such rights.

Vote Required

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the approval of this Proposal 7. The affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote will be required to approve and adopt the amendment of our Certificate of Incorporation to effect a reverse stock split of our Common Stock at a ratio in the range of 1-for-5 to 1-for-30, such ratio to be determined in the discretion of our Board of Directors. Abstentions will have the same effect as negative votes for this Proposal 7. Because Proposal 7 is considered “routine” for these purposes, there will not be any broker non-votes for this proposal.

Board Recommendation

Our Board of Directors has determined that is in the best interests of Altimmune and its stockholders to authorize the Board of Directors to effect a reverse stock split at a ratio in the range of 1-for-5 to 1-for-30, such ratio to be determined in the discretion of our Board of Directors. Accordingly, our Board unanimously recommends that you vote “FOR” this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK.

PROPOSAL 8: AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

General

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the forgoing proposals described in this Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board of Directors to solicit additional proxies.

In this Proposal 8, we are asking our stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the forgoing proposals, each as described in this Proxy Statement. If our stockholders approve this Proposal 8, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this Proposal 8 could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the approval of this Proposal 8. A majority of the votes cast by our stockholders is required to approve this Proposal 8. This means that the majority of the shares voted “for” the proposal must exceed the number of shares voted “against” the proposal. Abstentions will have no effect on Proposal 8. Because Proposal 8 is considered “routine” for these purposes, there will not be any broker non-votes for this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of July 23, 2018 by (i) each person or group of persons known by us to beneficially own more than five percent of our Common Stock, (ii) each of our named executive officers, (iii) each of our directors and nominees for director and (iv) all of our directors and executive officers as a group.

The following table gives effect to the shares of Common Stock issuable within 60 days of July 13, 2018 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended, and includes voting and investment power with respect to shares. Percentage of beneficial ownership is based on 38,506,650 shares of Common Stock outstanding at the close of business on July 23, 2018. Except as otherwise noted below, each person or entity named in the following table has sole voting and investment power with respect to all shares of our Common Stock that he, she or it beneficially owns.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Altimmune, Inc., 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878.

	Number of Shares Beneficially Owned
Name of Beneficial Owner		Percentage of Shares Beneficially Owned
5% or Greater Stockholders:
Novartis Bioventures Ltd. (1)	6,740,791	17.3%
Entities affiliated with Truffle Capital (2)	2,633,003	6.8%
Directors and Named Executive Officers:
William J. Enright (3)	424,133	1.1%
Elizabeth A. Czerepak (4)	147,357	*
David J. Drutz, M.D. (5)	63,757	*
John M. Gill (6)	109,224	*
Philip L. Hodges (7)	677,292	1.8%
Mitchel Sayare, Ph.D. (8)	72,150	*
Klaus O. Schafer, M.D., MPH (9)	36,146	*
Derace L. Schaffer, M.D. (10)	625,846	1.6%
Sybil Tasker, M.D., M.P.H. (11)	34,345	*
Wayne Pisano	—	*
All Executive Officers and Directors As a Group (11 persons) (12)	2,411,528	6.3%

*	Represents beneficial ownership of less than one percent of Altimmune’s outstanding Common Stock.
(1)

Consists of 6,275,152 shares of Common Stock, options to purchase 553 shares of Common Stock, and warrants to purchase 465,086 shares of Common Stock, all held by Novartis Bioventures Ltd., a Bermuda corporation. The board of directors of Novartis Bioventures Ltd., comprised of Simon Zivi, Michael Jones and Timothy Faries, has sole voting and investment control and power over such shares. None of the members of its board of directors has individual voting and investment power with respect to such shares and disclaims beneficial ownership of such shares. Novartis Bioventures Ltd. is an indirectly owned subsidiary of Novartis AG. The address of Novartis Bioventures Ltd. is 131 Front Street, Hamilton, Bermuda HM 12.

(2)

Consists of 2,530,131 shares of Common Stock, options to purchase 553 shares of Common Stock and warrants to purchase 102,319 shares of Common Stock held by funds managed by Truffle Capital S.A.S., a French société par actions simplifiée. The address of Truffle Capital S.A.S. is c/o Truffle Capital S.A.S., 5, rue de la Baume, 75008 Paris, France.

(3)	Consists of 365,839 shares of Common Stock and 58,294 shares that can be acquired upon the exercise of outstanding options within 60 days.

(4)	Consists of 147,357 shares of Common Stock that can be acquired upon the exercise of outstanding options within 60 days.
(5)	Consists of 20,777 shares of Common Stock and 42,980 shares that can be acquired upon the exercise of outstanding options within 60 days.
(6)	Consists of 83,224 shares of Common Stock and 26,000 shares that can be acquired upon the exercise of outstanding options within 60 days.
(7)	Consists of 657,292 shares of Common Stock and 20,000 shares that can be acquired upon the exercise of outstanding options within 60 days.
(8)	Consists of 32,650 shares of Common Stock and 39,500 shares that can be acquired upon the exercise of outstanding options within 60 days.
(9)	Consists of 5,998 shares of Common Stock and 30,148 shares that can be acquired upon the exercise of outstanding options within 60 days.
(10)	Consists of 601,846 shares of Common Stock and 24,000 shares that can be acquired upon the exercise of outstanding options within 60 days.
(11)	Consists of 34,345 shares of Common Stock that can be acquired upon the exercise of outstanding options within 60 days.
(12)	Consists of 1,826,237 shares of Common Stock and 583,991 shares that can be acquired upon the exercise of outstanding options within 60 days.

EXECUTIVE OFFICERS

Executive Officers

The names and ages of our executive officers as of July 23, 2018 are set forth below:

Name	Age	Office
William J. Enright	55	President, Chief Executive Officer, and Director
William Brown	36	Acting Chief Financial Officer
M. Scot Roberts, Ph.D.	59	Chief Scientific Officer
Sybil Tasker, M.D., MPH	55	Chief Medical Officer

William J. Enright is our President, Chief Executive Officer and a Director. See Proposal 1 — Election of Directors — Director information for a discussion of Mr. Enright’s business experience.

William Brown currently serves as our Acting Chief Financial Officer, a position he has held since May 2018. Since October 2016, Mr. Brown has been a consultant to several private and public companies in a variety of accounting and tax matters both independently and as the managing partner of Redmont CPAs. Prior to his current roles, he was an audit manager at PwC in both Montgomery, Alabama (from June 2012 through July 2013) and Denver, Colorado (from November 2014 through September 2016). From August 2013 through October 2014, Mr. Brown was the Water Heater Division Controller at Rheem Manufacturing, a private company located in Montgomery, Alabama. Mr. Brown is a CPA licensed in Colorado and Alabama. He has a Bachelor of Science and a Master of Business Administration from Auburn University at Montgomery.

M. Scot Roberts, Ph.D. currently serves as Chief Scientific Officer of the Company. Dr. Roberts joined Altimmune in December 2012 and has nearly 20 years of senior technical leadership experience, most recently at ImQuest BioSciences, Inc., where as Chief Scientific Officer from November 2010 until November 2012, he was responsible for managing scientific operations as well as business development opportunities in cancer and antivirals. Dr. Roberts held key positions at Wellstat Biologics Corporation from August 1996 until October 2010, including Director of Research and Development where he was responsible for a portfolio of biologic candidates in oncology including a clinical stage asset. He also led bioassay development efforts for the company and assumed leadership roles in upstream process development and animal pharmacology while at Wellstat. Dr. Roberts has significant experience in both small molecule and biologics drug development with a focus on viral vectors and antiviral therapies. Dr. Roberts completed a post-doctoral fellowship at the National Cancer Institute, Laboratory of Molecular Virology and has numerous patents and publications in peer-reviewed journals, and has been an invited speaker and Chair at numerous international conferences. Dr. Roberts received his Ph.D. from the Johns Hopkins School of Medicine, Department of Pharmacology and Molecular Sciences.

Sybil Tasker, M.D.,MPH, FACP, FIDSA serves as Chief Medical Officer of the Company. Dr. Tasker joined Altimmune as Senior Vice President of Clinical Research and Development in April 2016 and was promoted to Chief Medical Officer in May 2017, and is an experienced infectious disease clinician and fellow of the American College of Physicians and the Infectious Diseases Society of America. Prior to joining Altimmune, she led development of a therapeutic herpes simplex vaccine at Genocea Biosciences (July 2014-March 2016) and had positions of increasing responsibility in infectious disease product development strategy at two global CROs. A prior career military officer, she was the senior U.S. Navy infectious disease physician and technical advisor to Department of Defense leaders about a wide variety of infectious disease policy issues, including HIV, tropical disease, vaccination, infection control, bioterrorism and pandemic preparedness. She has extensive antimicrobial, vaccine and infectious disease-related device and diagnostic development experience across all phases of the clinical development process. Dr. Tasker earned an A.B. degree in Biochemistry from Princeton University, an M.D. degree from Columbia University and an M.P.H. degree from Johns Hopkins University School of Public Health and holds a California medical license.

EXECUTIVE COMPENSATION

Our named executive officers (“Named Executive Officers”) for the year ended December 31, 2017 are:

•	William J. Enright, our Chief Executive Officer;

•	Elizabeth A. Czerepak, our former Chief Financial Officer;

•	Sybil Tasker, M.D., MPH, our Chief Medical Officer; and

•	John M. Gill, our former Chief Executive Officer.

Mr. Gill resigned as Chief Executive Officer in connection with the Mergers effective May 4, 2017. On May 8, 2018, Ms. Czerepak resigned from her position as Chief Financial Officer and Executive Vice President of Corporate Development of the Company. William Brown has been appointed as our Acting Chief Financial Officer.

Elements of Compensation

The compensation arrangement for each Named Executive Officer is intended to encourage performance and to align the Named Executive Officers’ interests with those of our stockholders. In setting compensation for our Named Executive Officers, the Compensation Committee and the Board takes into account the relative amount of compensation that is delivered on a current and long-term basis and in the form of cash and equity. The combination of performance measures for annual bonuses and the equity compensation programs for executive officers, as well as the multi-year vesting schedules for equity awards encourage employees to maintain both a short-term and a long-term view with respect to Company performance.

The Company’s executive compensation program consists of the following elements:

•	base salary;

•	annual cash bonuses;

•	stock options;

•	health and retirement benefits and perquisites; and

•	401(k) plan

Base Salary

The Named Executive Officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, roles and responsibilities.

Annual Performance-Based Bonus

The Named Executive Officers are entitled to receive annual performance-based cash bonuses, the amount of which is based on satisfaction of corporate and personal objectives that are established by the Board of Directors or the Compensation Committee. The annual bonuses are intended to encourage the Named Executive Officers to promote the growth of the Company’s business.

Equity Awards

The Named Executive Officers are eligible to receive equity awards under the 2017 Incentive Plan. Awards under the 2017 Plan are intended to align the interests of the Named Executive Officers with those of our stockholders and to create a link between executive pay and the long-term performance of our Common Stock.

Employee Benefits

The Named Executive Officers, like our other employees, participate in health and welfare benefit plans, subject to satisfying eligibility requirements. We believe these benefits are necessary and appropriate to provide a competitive compensation package to our Named Executive Officers.

401(k) Plan

The Company maintains a tax-qualified retirement plan (the “401(k) Plan”) that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in the 401(k) Plan as of the first day of the month following the date they meet the 401(k) Plan’s eligibility requirements, and participants are able to defer up to 100% of their eligible compensation subject to applicable annual limits under the Internal Revenue Code of 1986, as amended (the “Code”). All participants’ interests in their deferrals are 100% vested when contributed. The 401(k) Plan permits Altimmune to make matching contributions and profit sharing contributions to eligible participants. Altimmune matches contributions 100% on the first 4% of contributions made by participants.

Summary Compensation Table

The following table sets forth the total compensation that was paid to or earned by the Named Executive Officers for the 2016 and 2017 fiscal years.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
William J. Enright	2017	368,285	87,450	—	575,000	—	—	14,399	1,045,134
Chief Executive Officer (4)	2016	322,917	150,000	—	—	—	—	10,960	483,877
Elizabeth A. Czerepak	2017	327,366	20,250	—	172,000	—	—	12,495	532,111
Former Chief Financial Officer	2016	290,000	87,000	—	167,000	—	—	10,600	554,600
Sybil Tasker (5)	2017	342,426	85,725	—	238,000	—	—	9,086	675,237
Chief Medical Officer	2016	210,994	50,569	—	434,200	—	—	5,800	701,563
John M. Gill (6)	2017	106,812	303,150	—	32,000	—	—	50,273	492,235
Former Chief Executive Officer of PharmAthene	2016	300,000	—	1,098,978	134,972	150,000	—	7,950	1,691,900

(1)	Amounts reported for Mr. Enright, Ms. Czerepak and Ms. Tasker include compensation paid by Private Altimmune prior to the completion of the Mergers.
(2)	Amounts in this column reflect the aggregate grant date fair value of stock awards and stock options granted during the covered year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used to calculate the amounts for fiscal years 2017 and 2016 are discussed in Item 8, Financial Statements and Supplementary Data.
(3)	Amounts in this column for fiscal year 2016 include employer contributions for each executive under Private Altimmune’s 401(k) plan of $10,600, $10,600 and $5,800 for Mr. Enright, Ms. Czerepak and Dr. Tasker, respectively, and under PharmAthene’s former 401(k) plan of $7,950 for Mr. Gill. For 2017, the amounts are $14,023, $12,495, $9,086 and $24,026 respectively. Amount reported for Mr. Gill in 2017 include $26,247 in director compensation.
(4)	Compensation for Mr. Enright includes $22,917 of base salary and $50,000 in bonus that was earned by Mr. Enright in fiscal years prior to 2014 but was paid by Private Altimmune during 2016.
(5)	Dr. Tasker commenced employment with Altimmune on April 4, 2016.
(6)	Amounts reported for Mr. Gill reflect compensation paid in his role as Chief Executive Officer of PharmAthene. Amounts reported for Mr. Gill in 2017 include compensation paid to him in his role as a director of Altimmune.

Narrative to Summary Compensation Table

Agreements with Named Executive Officers

We have entered into employment agreements with each of Mr. Enright and Dr. Tasker and a consulting arrangement with Mr. Brown, and previously entered into an employment agreement with Ms. Czerepak, our former Chief Financial Officer,. The material terms of such agreements are summarized below.

Employment Agreement with William J. Enright

The Company entered into an amended and restated employment agreement with William J. Enright, the President and Chief Executive Officer of the Company, which became effective on May 4, 2017, the date of the closing of the Mergers. The amended agreement has an initial term that will expire on December 31, 2018. Unless either the Company or Mr. Enright elect not to renew the agreement at least 90 days prior to expiration, Mr. Enright’s agreement will automatically renew for successive one-year terms effective January 1, 2019 and each January 1 thereafter.

Under the agreement, Mr. Enright will receive a base salary of $375,000 and will be eligible to receive an annual discretionary incentive bonus of up to 50% of his base salary based on achievement of performance goals established by the compensation committee of the Company’s Board (the “Compensation Committee”). Mr. Enright will be eligible to participate in the Company’s employee benefit plans made available to its similarly situated senior executives. In addition, the Company will pay the premium costs for a term life insurance policy for Mr. Enright with a benefit equal to Mr. Enright’s base salary and for short- and long-term disability plans that provide for an annual benefit of at least 60% of Mr. Enright’s base salary for as long as the disability continues. During the term of Mr. Enright’s employment, and subject to applicable securities laws or listing standards, the Company will use its best efforts to cause Mr. Enright to be nominated for election as a member of the Company’s board of directors at each annual meeting of stockholders at which Mr. Enright is up for election. Mr. Enright received a base salary increase to $425,000 in September 2017.

On May 4, 2017, the effective date of the agreement, the Compensation Committee granted Mr. Enright an option to purchase 99,927 shares of Common Stock of the Company at an exercise price of $6.50 per share (which is equal to the closing price of the Company’s Common Stock on the NYSE MKT on May 4, 2017, as adjusted for the Reverse Stock Split). Twenty five percent of the shares underlying the option were vested on the date of grant and the remaining 75% of the shares vest and become exercisable in substantially equal monthly installments over the 36 months following the date of grant; provided, that if, in the sole discretion of the Compensation Committee, the Company successfully completes a public offering then an additional 25% of the shares underlying the option shall immediately vest and the remaining 50% of the shares will vest and become exercisable in substantially equal monthly installments over the 24 months following the date of grant. The option was granted under the terms of the Altimmune, Inc. 2017 Omnibus Incentive Plan (formerly called the PharmAthene, Inc. 2017 Omnibus Incentive Plan) and is subject to the terms and conditions thereof.

In the event of an employment termination, the Company will pay Mr. Enright his earned but unpaid base salary through the date of termination, accrued but unused vacation pay, unreimbursed business expenses and such employee benefits as may be due to Mr. Enright under the terms of the applicable benefit plans (the “Accrued Benefits”).

If the Company terminates Mr. Enright’s employment without cause or Mr. Enright resigns his employment for good reason, in addition to the Accrued Benefits, Mr. Enright will be entitled to receive 12 months of base salary continuation payments, 12 months of continued coverage under the health insurance plans in which Mr. Enright participates at the time of the termination and payment of any unpaid prior year’s annual bonus. If such employment termination or resignation occurs within one year following a change of control, Mr. Enright is entitled to receive an amount equal to the sum of 18 months of his base salary plus his target annual discretionary incentive bonus for the year of termination, 12 months of continued coverage under the health insurance plans in which Mr. Enright participates at the time of the termination, payment of any unpaid prior year’s annual bonus and, in addition, all of Mr. Enright’s outstanding unvested equity awards will become vested. If any payments, whether under Mr. Enright’s employment agreement or otherwise, would be subject to the golden parachute excise tax under Section 4999 of the Internal Revenue Code (the “Code”), such payments will be reduced to the extent necessary to avoid the excise tax if doing so would result in a greater net after tax payment to Mr. Enright. Mr. Enright is required to execute and not revoke a release of claims in order to be eligible to receive severance payments or benefits, other than the Accrued Benefits.

Under the agreement, “cause” generally means Mr. Enright’s (i) material breach of his fiduciary duties, (ii) material breach of his employment agreement, (iii) willful failure or refusal to follow written policies, (iv) conviction of, or plea of guilty or nolo contendere to, a felony, or (v) continuing and willful refusal to act as directed by the Company’s board of directors. Under the agreement, “good reason” generally means (i) a reduction in Mr. Enright’s base salary or target annual bonus opportunity, (ii) a material diminution in Mr. Enright’s authorities, duties or responsibilities, or (iii) a relocation of Mr. Enright’s principal place of employment more than 50 miles from Gaithersburg, Maryland.

Mr. Enright will be subject to restrictive covenants during the term of his employment and for a period of one year following the termination of his employment. In particular, Mr. Enright will be prohibited from soliciting the Company’s customers, clients and employees and from engaging in sales, marketing or related activities on behalf of himself or another entity that directly competes with the Company and does business in the same geographical areas in which the Company does business, except that the post-employment restriction on competition does not apply if Mr. Enright’s employment is terminated for cause.

Employment Agreements with Elizabeth A. Czerepak and Sybil Tasker, M.D., MPH

The Company entered into an employment agreement with Elizabeth A. Czerepak, the Chief Financial Officer and Executive Vice President, Corporate Development and with Sybil Tasker, M.D., MPH, the Chief Medical Officer. Upon the closing of the Mergers, each of these agreements has become agreements of the Company. Each of these agreements provided for an initial term that expired on December 31, 2017, and a renewal term that is set to expire on December 31, 2018. However, unless either party elects not to renew the agreement by providing at least 90 days prior notice to the other party, the agreement will automatically renew for successive one-year terms effective January 1, 2019 and each January 1 thereafter. As previously disclosed, on May 8, 2018, Ms. Czerepak resigned from her position with the Company.

The agreements provide Ms. Czerepak and Dr. Tasker with an initial base salary of $290,000. Upon the closing of the Mergers, the base salary amounts for Ms. Czerepak and Dr. Tasker were increased to $325,000 and $350,000, respectively, and were increased to $360,000 and $380,000 in September 2017, respectively, and Dr. Tasker was increased to $397,000 on January 1, 2018. In addition, Ms. Czerepak and Dr. Tasker are each eligible to receive an annual discretionary incentive bonus of up to 30% of their respective base salaries based on achievement of performance goals previously established by the Compensation Committee. Ms. Czerepak’s bonus target increased from 30% to 40% of base salary and Dr. Tasker’s bonus target increased from 30% to 35% of base salary on January 1, 2018. Ms. Czerepak and Dr. Tasker will be eligible to participate in the Company’s employee benefit plans made available to its similarly situated senior executives. Given Ms. Czerepak’s resignation from the Company on May 8, 2018, she will not be entitled to an annual discretionary incentive bonus for 2018.

If, prior to a change in control, the Company terminates the employment of Ms. Czerepak or Dr. Tasker without cause or if such executive resigns for good reason, in addition to the executive’s Accrued Benefits (to which the executive is entitled on any termination of employment), the executive will be entitled to receive severance equal to six months of base salary continuation payments, six months of continued coverage under the health insurance plans in which the executive participated at the time of the termination and payment of any unpaid prior year’s annual bonus. If such employment termination or resignation occurs within the one-year period following a change in control, the executive would be entitled to receive a severance amount equal to the sum of 12 months of the executive’s base salary plus the executive’s target annual discretionary incentive bonus for the year of termination, six months of continued coverage under the health insurance plans in which the executive participates at the time of termination, payment of any unpaid prior year’s annual bonus and, in addition, all of the executive’s outstanding unvested equity awards will become vested. The agreements also provide that if any payments, whether under the agreements or otherwise, payable to the executive would be subject to the golden parachute excise tax under Section 4999 of the Code, such payments will be reduced to the extent necessary to avoid the excise tax if doing so would result in a greater net after tax payment to the executive. The executive is required to execute and not revoke a release of claims in Altimmune’s favor in order to be eligible to receive the severance payments and benefits. In connection with her termination of employment on May 8, 2018, Ms. Czerepak was entitled to six months of base salary continuation payments and continued coverage under the health insurance plans in which she participated at the time of the termination.

Under the agreements with Ms. Czerepak and Dr. Tasker, “cause” generally means the executive’s (i) material breach of her fiduciary duties to us, (ii) material breach of her agreement, (iii) willful failure or refusal to follow Altimmune’s written policies, (iv) conviction of, or plea of guilty or nolo contendere to, a felony or (v) continuing and willful failure to act as directed by Altimmune’s board of directors or its chief executive officer. Under the agreements, “good reason” generally means (i) a reduction in the executive’s base salary or target annual bonus opportunity, (ii) a material diminution in authority, duties or responsibilities or (iii) a relocation of the executive’s principal place of employment more than 50 miles from Gaithersburg, Maryland.

Under the agreements, Ms. Czerepak and Dr. Tasker will be subject to restrictive covenants during the term of their employment and for a period of six months following termination of employment. In particular, the executives will be prohibited from soliciting the Company’s customers, clients and employees and from engaging in sales, marketing or related activities on the executive’s behalf or another entity that directly competes with the Company.

Consulting Agreement with William Brown

In connection with his appointment as Acting Chief Financial Officer, Mr. Brown and the Company entered into a consulting arrangement, pursuant to which Mr. Brown will receive cash compensation of $27,000 per month with a stipend of $1,000 per month for expense reimbursement.

Resignation of Mr. Gill

As previously disclosed, Mr. Gill resigned as Chief Executive Officer of PharmAthene in connection with the Mergers. Mr. Gill’s annual base salary for 2016 and for the period in which he served as Chief Executive Officer in 2017 was $300,000. Even though Mr. Gill resigned as an officer, he continues to serve as a member of our Board of Directors.

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards of our Named Executive Officers as of December 31, 2017.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
William J. Enright	125,887					2.58	5/31/2018
	183,347					0.08	12/4/2021
	39,556	60,371	(1)			6.50	5/3/2027
				125,000	(2)	2.48	9/21/2027

Elizabeth A. Czerepak	119,539	59,056	(3)			13.34	5/27/2025
	4,681	14,046	(4)			13.37	4/7/2026
				62,500	(2)	2.48	9/21/2027
	62,500					2.48	9/21/2027

Sybil Tasker	13,195	35,496	(4)			13.37	4/7/2026
		40,000	(5)			4.12	6/5/2027
		50,000	(6)			2.48	9/21/2027

John Gill	4,000	—				29.20	8/13/2019
	2,000	—				31.10	6/22/2021
	—	20,000	(7)			2.50	10/12/2027

(1)	The unexercised portion of this option vests monthly in equal installments through May 2020.
(2)	This option becomes exercisable, if at all, on March 31, 2019, in three equal one-third increments if the average daily closing price of Altimmune, Inc.‘s Common Stock on Nasdaq for 10 consecutive trading days between September 22, 2017 and December 31, 2018 is at or above $3.75, $5.00 and $6.50, respectively.
(3)	The unexercised portion of this option vests monthly in equal installments through April 2019.
(4)	The unexercised portion of this option will vests annually in equal installments through March 2020.
(5)	This option was granted on June 6, 2017, and vests and becomes exercisable in four equal annual installments commencing on the first anniversary of the date of grant.
(6)	This option was granted on September 22, 2017 and 25% will become vested and exercisable on the first anniversary of the grant date. The aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36-month period following such anniversary date.
(7)	100% of this option will vest on April 30, 2018. Mr. Gill received this award in connection with his service as a director on our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and approval of related party transactions

Our related parties include our directors, director nominees, executive officers, holders of more than five percent of the outstanding shares of our Common Stock and the foregoing persons’ immediate family members. We review relationships and transactions in which the Company and our related parties are participants to determine whether such related persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related party are disclosed in this Proxy Statement. In addition, the Audit Committee reviews and approves any related party transaction that is required to be disclosed. Set forth below is information concerning transactions with our related parties that is required to be disclosed under SEC rules.

Indemnification agreements

We have entered into an indemnification agreement with each of our outside directors. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Financing Agreement

In connection with the Merger Agreement, on January 28, 2017, Private Altimmune entered into a financing agreement with certain of its stockholders and directors (the “Altimmune Financing Agreement”), including Novartis Bioventures Ltd., HealthCap V LP, OFCO Club V, UFF Innovation 14 FCPI and UFF Innovation 15 FCPI, pursuant to which such stockholders irrevocably committed to: (i) participate in the private placement of Private Altimmune’s convertible securities (the “Altimmune Private Placement”) in an aggregate amount of not less than $3.5 million of gross proceeds, and (ii) participate in a private placement after the closing of the Merger (the “Post-Closing Private Placement”) to raise an aggregate of not less than $5.0 million of gross proceeds within 135 days of the closing date of the Merger. However, if the Company completes a public offering of Common Stock during such 135-day period, then the purchase price of the shares acquired in the Post-Closing Private Placement will be at the same price as the shares sold in such public offering.

Pursuant to the terms of the Altimmune Financing Agreement:

•	Novartis Bioventures Ltd. and Novartis International Pharmaceutical Investment Ltd. purchased shares of capital stock with an aggregate purchase price of $2,081,820 in the Altimmune Private Placement, received a warrant to purchase 457,898 shares of common stock in the Altimmune Private Placement and committed to purchase shares of capital stock with an aggregate purchase price of $2,918,180 in the Post-Closing Private Placement;

•	UFF Innovation 14 FCPI, UFF Innovation 15 FCPI and Truffle Fortune 4 FCPI purchased shares of capital stock with an aggregate purchase price of $458,000 in the Altimmune Private Placement and committed to purchase shares of capital stock with an aggregate purchase price of $642,000 in the Post-Closing Private Placement;

•	HealthCap V LP and OFCO Club V purchased shares of capital stock with an aggregate purchase price of $208,180 in the Altimmune Private Placement and committed to purchase shares of capital stock with an aggregate purchase price of $291,820 in the Post-Closing Private Placement;

•	David J. Drutz, M.D., one of Altimmune’s directors, agreed to the cancellation of $274,830 in indebtedness in consideration of the issuance of shares with an equivalent purchase price in the Altimmune Private Placement; and

•	Klaus O. Schafer, M.D., MPH, one of Altimmune’s directors, agreed to the cancellation of $79,330 in indebtedness in consideration of the issuance of shares with an equivalent purchase price in the Altimmune Private Placement.

Securities Purchase Agreement

As previously disclosed, on August 16, 2017, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) and a Placement Agent Agreement (the “Placement Agent Agreement”), copies of which are attached as Exhibit 2.1 and Exhibit 1.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2017, respectively. Pursuant to the terms of the Securities Purchase Agreement, we agreed to sell 15,655.714 shares of our Series B Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), which are initially convertible into an aggregate of 5,863,564 shares of our Common Stock, and warrants (the “Warrants”) initially exercisable to purchase an aggregate of 2,345,427 shares of Common Stock at an exercise price of $2.67 per share of Common Stock (the “Offering”). The Offering was conducted pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-217034), which was filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 30, 2017 and declared effective by the Commission on April 6, 2017. The Offering closed on August 21, 2017. The Company received net proceeds of approximately $13.0 million from the Offering, after deducting the placement agent fee, an additional fee related to our completed Merger paid to the placement agent, and our estimated offering expenses.

Pursuant to the terms of the Securities Purchase Agreement:

•	Novartis Bioventures Ltd. acquired 3,104.4 shares of our Preferred Stock and Warrants to purchase 465,086 shares of our Common Stock for an aggregate purchase price of $2,918,180;

•	Healthcap V LP acquired 305.79 shares of our Preferred Stock and Warrants to purchase 45,811 shares of our Common Stock for an aggregate purchase price of $122,314, and OFCO Club V acquired 4.67 shares of our Preferred Stock and Warrants to purchase 698 shares of our Common Stock for an aggregate purchase price of $4,380; and

•	Healthcap Innovation 14 FCPI, UFF Innovation 15 FCPI, and Truffle Fortune 4 FCPI acquired 682.98 shares of our Preferred Stock and Warrants to purchase 102,319 shares of our Common Stock for an aggregate purchase price of $642,000.

Exchange Agreements

On June 22, 2018, the Company entered into substantially similar privately negotiated exchange agreements (the “First Exchange Agreements”) with certain investors (the “First Investors”). Pursuant to the terms of the First Exchange Agreements, the Company (i) issued 2,560,693 shares of Common Stock, (ii) issued convertible notes (the “Exchange Notes”) with an aggregate principal value of $1,500,000, which are initially convertible into up to 2,205,883 shares of Common Stock upon the default by the Company, based on a conversion price assuming conversion of the Exchange Notes on the date the First Exchange Agreements were signed, subject to adjustment under certain circumstances in accordance with the terms of the Exchange Notes, and (iii) paid $1,100,000 in aggregate cash consideration, all in exchange for certain warrants to purchase shares of the Common Stock held by the First Investors.

On July 11, 2018, the Company entered into substantially similar privately negotiated exchange agreements (the “Second Exchange Agreements,” and together with the First Exchange Agreements, the “Exchange Agreements”) with certain investors (the “Second Investors,” and together with the First Investors, the “Investors”). Pursuant to the terms of the Second Exchange Agreements, the Company issued an aggregate of 963,711 shares of Common Stock to the Second Investors and paid $22,241 in cash in exchange for all of the shares of Series B Redeemable Convertible Preferred Stock held by the Second Investors. Subject to the approval by the Company’s stockholders of the issuance of the Company’s shares of Common Stock pursuant to the Second Exchange Agreements, the Company will issue an additional 4,351,136 shares of Common Stock at the second closing of the Second Exchange Agreements in exchange for the warrants to purchase shares of Common Stock held by the Second Investors. Pursuant to the terms of the Exchange Agreements:

•	Entities affiliated with Hudson Bay Capital Management LP received an aggregate of 2,079,283 shares of Common Stock, $2,812,797 in cash and an Exchange Note for a principal value of $893,200 pursuant to the First Exchange Agreements;

•	Novartis Bioventures Ltd. received 663,346 shares of Common Stock and will receive an additional 2,994,993 shares of Common Stock upon approval by the Company’s stockholders pursuant to the Second Exchange Agreements;

•	HealthCap V LP has received 65,339 shares of Common Stock and will receive an additional 295,006 shares of Common Stock upon approval by the Company’s stockholders, and OFCO Club V has received 996 shares of Common Stock and will receive an additional 4,496 shares of Common Stock upon approval by the Company’s stockholders pursuant to the Second Exchange Agreements; and

•	UFF Innovation 14 FCPI, UFF Innovation 15 FCPI and Truffle Fortune 4 FCPI received an aggregate of 145,936 shares of Common Stock and will receive an additional 658,899 shares of Common Stock upon approval by the Company’s stockholders pursuant to the Second Exchange Agreements.

OTHER MATTERS

Section 16(a) beneficial ownership reporting compliance

The members of our Board of Directors, our executive officers and persons who hold more than 10% of our outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires them to file reports with respect to their ownership of our Common Stock and their transactions in such Common Stock. Based solely upon a review of (i) the copies of Section 16(a) reports that the Company has received from such persons for transactions in our Common Stock and their Common Stock holdings for the 2017 fiscal year and (ii) the written representations of such persons that no annual Form 5 reports were required to be filed by them for the fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and beneficial owners of more than 10% of its Common Stock.

Other matters

As of the date of this Proxy Statement, the Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

Stockholder proposals for 2019 Annual Meeting

In order to be considered for inclusion in the Company’s proxy statement and proxy card relating to the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices in Gaithersburg, Maryland, on or before March 28, 2019, unless the 2019 Annual Meeting is held on a date more than 30 days from the anniversary of the 2018 Annual Meeting, in which case such proposals must be submitted a reasonable time before the Company prints and mails the proxy materials for the 2019 Annual Meeting.

In addition, under the Company’s bylaws, any director nominee or proposal for consideration at the 2019 Annual Meeting submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if such proposal or director nomination is received by the Corporate Secretary of the Company at its principal executive offices within the time periods set forth in the Company’s bylaws. If the 2019 Annual Meeting is held on a date no more than 30 days before or after August 30, 2019, the anniversary date of the 2018 Annual Meeting, then a stockholder proposal or director nominee must be received no earlier than March 28, 2019 and no later than April 27, 2019. However, if the Company’s 2019 Annual Meeting is held on a date more than 30 days before or after August 30, 2019, such proposals or director nominees must be received no later than 10 days after the day on which the date of the 2019 Annual meeting is first disclosed by the Company.

APPENDIX A

AMENDMENT

To

ALTIMMUNE, INC.

2017 OMNIBUS INCENTIVE PLAN

(Adopted by the Board on March 29, 2017)

(Approved by the Stockholders on May 4, 2017)

WHEREAS, Altimmune, Inc. (the “Company”) maintains the Altimmune, Inc. 2017 Omnibus Incentive Plan, having an effective date of May 4, 2017 (the “Plan”);

WHEREAS, pursuant to Article XI of the Plan, the Board of Directors of the Company (the “Board”) may at any time amend the Plan, subject to stockholder approval in certain instances; and

WHEREAS, the Board has authorized an amendment to the Plan, effective as of July 23, 2018, subject to stockholder approval at the Company’s annual meeting of stockholders occurring on August 30, 2018 (the “2018 Annual Meeting”).

NOW, THEREFORE, the Plan is hereby amended, subject to stockholder approval at the 2018 Annual Meeting, such that the last sentence of Section 4.1(a)(i) of the Plan is hereby amended and restated in its entirety to read as follows:

“The aggregate share reserve specified in this Section 4.1(a)(i) will be increased on January 1 of each year commencing in 2019 and ending on (and including) January 1, 2027 in an amount equal to the lesser of: (i) four (4) percent (4%) of the total number of shares of Common Stock outstanding on a fully diluted basis as of December 31 of the immediately preceding calendar year, and (ii) such number of shares of Common Stock, if any, determined by the Board.”

RESOLVED, FURTHER, the Plan is hereby further amended, subject to stockholder approval at the 2018 Annual Meeting, such that the second sentence of Section 4.1(a)(i) of the Plan is hereby amended and restated in its entirety to read as follows:

“Subject to Section 4.2, no more than 5,000,000 shares of Common Stock in the aggregate may be issued under the Plan in respect of Incentive Stock Options.”

RESOLVED, FURTHER, the Plan is hereby further amended, subject to stockholder approval at the 2018 Annual Meeting, such that Section 4.1(b) of the Plan is hereby amended and restated in its entirety to read as follows:

“Individual Participant Limitations (Non-Employee Directors). Except as otherwise provided herein, at all times, the maximum number of shares of Common Stock that may be subject to Awards granted to each Non-Employee Director during any fiscal year of the Company is 2,000,000 shares (subject to increase or decrease pursuant to Section 4.2).”

Except as specifically amended hereby, the Plan is hereby ratified and confirmed in all respects and remains in full force and effect.

APPENDIX B

CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALTIMMUNE, INC.

The undersigned, being the Chief Executive Officer of Altimmune, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby amend and certify as follows:

1. That the name of the Corporation is Altimmune, Inc., and that the Corporation was originally incorporated pursuant to the GCL on April 25, 2005 under the name Healthcare Acquisition Corp.

2. That this Certificate of Amendment has been duly adopted by the Board of Directors and stockholders in accordance with the provisions of section 242 of the Delaware General Corporation Law.

The first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation is amended and restated to read as follows:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 201,000,000 of which 200,000,000 shares shall be Common Stock of the par value of $0.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share.”

3. Except as set forth in this Certificate of Amendment, the Amended and Restated Certificate of Incorporation, as previously amended, remains in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this                     th day of                     ,             .

William J. Enright,
President and Chief Executive Officer

APPENDIX C

CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALTIMMUNE, INC.

The undersigned, being the Chief Executive Officer of Altimmune, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby amend and certify as follows:

1. That the name of the Corporation is Altimmune, Inc., and that the Corporation was originally incorporated pursuant to the GCL on April 25, 2005 under the name Healthcare Acquisition Corp.

2. That this Certificate of Amendment has been duly adopted by the Board of Directors and stockholders in accordance with the provisions of section 242 of the Delaware General Corporation Law.

Article FOURTH of the Amended and Restated Certificate of Incorporation will be amended to add a new Paragraph C. as follows:

“C. Reverse Stock Split. Upon the effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware, each             (            )2 shares of the Corporation’s common stock, par value of $0.0001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.0001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been combined pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.”

3. Except as set forth in this Certificate of Amendment, the Amended and Restated Certificate of Incorporation, as previously amended, remains in full force and effect.

[SIGNATURE PAGE FOLLOWS]

[2]	By adopting this amendment, stockholders are approving a combination of any whole number of shares of Common Stock, between and including 5 and 30 into one whole share. The amendment that is filed will include only one ratio determined by the Board of Directors to be in the best interests of the Company and its stockholders and the other amendments will be abandoned.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this                     th day of                     ,             .

William J. Enright,
President and Chief Executive Officer

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	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

____

Nominees

The Board of Directors recommends you vote FOR proposals 2. through 8.

NOTE: UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE AND FOR PROPOSALS 2, 3, 4, 5, 6, 7, AND 8, AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS, JUST SIGN BELOW - NO BOXES NEED BE CHECKED

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000386370_1 R1.0.1.17

ALTIMMUNE, INC. 910 Clopper Road Suite 201S GAITHERSBURG, MD 20878 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on August 29, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on August 29, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01 Mitchel Sayare, Ph.D. 02 William J. Enright 03 David J. Drutz, M.D. 04 John M. Gill 05 Philip L. Hodges 06 Wayne Pisano 07 Klaus O. Schafer,MD,MPH

0000386370_2 R1.0.1.17 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com ALTIMMUNE, INC. Annual Meeting of Stockholders August 30, 2018 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Mitchel Sayare, Ph.D., William Enright and William Brown, or any of them acting singly, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot all of the shares of Common stock of ALTIMMUNE INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on August 30, 2018, at the offices of Proskauer Rose LLP, 1001 Pennsylvania Avenue NW, Washington, D.C. 20004, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side